TRUST AGREEMENT

TRUST AGREEMENT, between MS Structured Asset Corp. (the “Depositor”) and LaSalle Bank National Association (the “Trustee”), made as of the date set forth in Schedule I attached hereto, which Schedule together with Schedules II and III attached hereto, are made a part hereof and are hereinafter referred to collectively as the “Terms Schedule”. The terms of the Standard Terms for Trust Agreements, dated March 5, 2003 (the “Standard Terms”) are, except to the extent otherwise expressly stated herein, hereby incorporated by reference herein in their entirety with the same force and effect as though set forth herein. Capitalized terms used herein and not defined shall have the meanings defined in the Standard Terms. References to “herein”, “hereunder”, “this Trust Agreement” and the like shall include the Terms Schedule attached hereto and the Standard Terms so incorporated by reference.

WHEREAS, the Depositor and the Trustee desire to establish the Trust identified in Schedule I attached hereto (the “Trust”) for the primary purposes of (i) holding the Underlying Securities, (ii) entering into an interest rate swap transaction (the “Interest Rate Swap”) and four separate forward interest rate agreements with Morgan Stanley Capital Services Inc. (the “Forward Interest Rate Agreements”), in the form of an ISDA Master Agreement and schedule with the Swap Counterparty (the “Swap Agreement”) attached as Schedules III-A through III-E and (iii) issuing the Units;

WHEREAS, the Depositor desires that the respective beneficial interests in the Trust be divided into transferable fractional shares, such shares to be represented by the Units;

WHEREAS, the Depositor desires to appoint the Trustee as trustee of the Trust and the Trustee desires to accept such appointment;

WHEREAS, the Depositor shall transfer, convey and assign to the Trust without recourse, and the Trust shall acquire, all of the Depositor’s right, title and interest in and under the Underlying Securities and other property identified in Schedule II to the Trust Agreement;

WHEREAS, the Trust agrees to acquire the Trust Property specified herein in exchange for Units having an initial Unit Principal Balance and an initial Notional Amount, as applicable, identified in Schedule I attached hereto, subject to the terms and conditions specified in this Trust Agreement; and

WHEREAS, the Depositor and the Trust agree that the Trust should enter into the Swap Agreement with the Swap Counterparty identified in Schedule I attached hereto on the terms and conditions specified on Schedule III-A;

NOW THEREFORE, the Depositor hereby appoints the Trustee as trustee hereunder and hereby requests the Trustee to receive the Underlying Securities from the Depositor, to enter into the Swap Agreement and to issue in accordance with the instructions of the Depositor Units having the terms specified in Schedule I attached hereto, and the Trustee accepts such appointment and, for itself and its successors and assigns, hereby declares that it shall hold all the estate, right, title and interest in any property contributed to the trust account established hereunder (except property to be applied to the payment or reimbursement of or by the Trustee for any fees or expenses which under the terms hereof is to be so applied) in trust for the benefit of all present and future Holders of the fractional shares of beneficial interest issued hereunder, namely, the Unitholders, and subject to the terms and provisions hereof.

IN WITNESS WHEREOF, each of the undersigned has executed this instrument as of the date set forth in the Schedule I attached hereto.

LASALLE BANK NATIONAL ASSOCIATION
as Trustee on behalf of the Trust identified in Schedule I hereto, and not in its individual capacity

By:	/s/ Andy Streepey
	Name:	Andy Streepey
	Title:	Assistant Vice President

MS STRUCTURED ASSET CORP.

By:	/s/ John Kehoe
	Name:	John Kehoe
	Title:	Vice President

Attachments: Schedules I, II, III-A, III-B, III-C, III-D and III-E

Schedule I

(Terms of Trust and Units)

Trust:	TILES Trust No. 2005-1
Date of Trust Agreement:	January 6, 2006
Trustee:	LaSalle Bank National Association
Units:	The Trust will issue one class of Units

Initial Unit Principal Balance

of the Units:	$20,000,000
Issue Price of Units:	100%
Number of Units:	20,000 (Unit Principal Balance of $1,000 each)
Minimum Denomination:	$1,000 and $1,000 increments in excess thereof. Each $1,000 of Unit Principal Balance is a Unit.
The Minimum Denominations shall not prevent transfers of fractional Units if such fractional Units arise due to redemptions of the Underlying Securities or otherwise by operation of this Trust Agreement.
Cut-off Date:	Closing Date
Closing Date:	January 6, 2006
Specified Currency:	United States dollars
Business Day:	New York, New York and Chicago, Illinois
Interest Rate:

From issuance until, but excluding, August 1, 2007 the interest rate for each Unit is 8% and from August 1, 2007 until maturity the interest rate is equal to the rate applicable to payments by the Swap Counterparty under the Interest Rate Swap.

Interest Reset Period:	Semi-annual
Rating:	A-
Rating Agency:	Standard & Poor’s (S&P)
Scheduled Final Distribution Date:	August 1, 2035. The Units will have the same final maturity as the Underlying Securities.

Prepayment/Redemption:

The Underlying Securities are subject to redemption, in whole or in part, in accordance with the terms of the Underlying Securities and as described in Schedule II. Any redemption in whole of the Underlying Securities will cause a redemption of all of the Units. Any partial redemption of the Underlying Securities will cause a partial redemption of the Units. In the event of a partial redemption of the Underlying Securities, the Trustee will randomly select Units to be redeemed in full from the proceeds of the partial redemption. Any partial redemption of the underlying securities will result in an early termination payment being made or received by the Trust corresponding to the amount of Underlying Securities redeemed. Any such termination payment will be paid before any redemption of the Units and will be added to or subtracted from, pro rata, the redemption proceeds for the Units randomly selected to be redeemed (and not to any Units which remain outstanding).

Swap Agreement:

The ISDA Master Agreement between the Trust and Morgan Stanley Capital Services Inc., dated January 6, 2006 and (i) the interest rate swap confirmation and schedule applicable to the Units with an effective date of January 6, 2006 and attached as Schedule III-A, (ii) the forward rate swap confirmation and schedule applicable to the Units with an effective date of January 6, 2006 and attached as Schedule III-B, (iii) the forward rate swap confirmation and schedule applicable to the Units with an effective date of February 1, 2006 and attached as Schedule III-C, (iv) the forward rate swap confirmation and schedule applicable to the Units with an effective date of August 1, 2006 and attached as Schedule III-D and (v) the forward rate swap confirmation and schedule applicable to the Units with an effective date of February 1, 2007 and attached as Schedule III-E.

Swap Counterparty:	Morgan Stanley Capital Services Inc., which is Party A to the Swap Agreement attached as Schedules III-A through III-E, or any assignee permitted thereunder.
Swap Guaranty:	Morgan Stanley shall guarantee the obligations of the Swap Counterparty.
Swap Notional Amount:	$20,000,000
Swap Payment Dates:	The Swap Counterparty will make payments to the Trust semiannually on each of February 1st and August 1st,

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commencing February 1, 2006 and ending August 1, 2035, unless such day is not a Business Day, in which case payment will be made on the following Business Day.
Swap Payments:

The Swap Counterparty will pay to the Trust the amounts required under the Swap Agreement. The Trust will pay to the Swap Counterparty amounts equal to 5.805% on the Swap Notional Amount on each Swap Payment Date.

Distribution Dates:

Each February 1 and August 1, or the next succeeding Business Day if such day is not a Business Day, commencing February 1, 2006, and any other date upon which funds are available (including without limitation funds available due to a Trust Wind-Up Event) for distribution in accordance with the terms hereof.

If any payment with respect to the Swap Agreement is not received by the Trustee by 12 noon (New York City time) on a Distribution Date, the corresponding distribution on the Units will not occur until the next Business Day that the Trust is in receipt of proceeds of such payment prior to 12 noon, with no adjustment to the amount distributed or the Record Date.
Interest Deferment:

Interest on the Units will be deferred if distributions with respect to the Underlying Securities are deferred. The Underlying Security Issuer may, on one or more occasions, commence a deferral period and thereby defer interest payments for up to 10 consecutive semiannual payment dates on the Underlying Securities. During a deferral period, interest will continue to accrue on the Unit Principal Balance at the net rate applicable under the swap transactions for the relevant period. However, no compounding will occur; i.e., deferred payments themselves will not themselves bear interest. No extension period or period of deferral may extend beyond the stated maturity of the Underlying Securities.

Distribution Date Priority:	On any Distribution Date as to which only payments of interest on the Underlying Securities have been received, the Trustee shall apply amounts available:
FIRST, to the payment of the net amount payable by the Trust under the Swap Agreement,
SECOND, to the payment of any accrued and unpaid interest on the Units, and

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THIRD, to the payment of any accrued and unpaid Expense Administrator’s Fee.
This Distribution Date Priority supersedes the definition of “Available Funds” in the Standard Terms.
Other Payment Priorities:

On any Distribution Date occurring in connection with a Trust Wind-Up Event because of (i) a termination of the Swap Agreement caused by an Event of Default by the Swap Counterparty under the Swap Agreement with respect to which the Swap Counterparty is the Defaulting Party, (ii) a termination of the Swap Agreement resulting solely from an Excess Expense Event or (iii) a Termination Event under the Swap Agreement with respect to which the Swap Counterparty is the sole Affected Party, the Trustee shall apply the amounts available:

FIRST, to the payment of the claims of the Units equal to the Unit Principal Balance plus accrued and unpaid interest in full satisfaction of the claims of the Units, and
SECOND, to the payment of all amounts payable by the Trust under the Swap Agreement,
THIRD, remaining amounts, if any, to the payment of any accrued and unpaid Expense Administrator’s Fee.
On any Distribution Date occurring in connection with a Trust Wind-Up Event other than as described above, including any Distribution Date occurring in connection with a redemption of the Underlying Securities or any Distribution Date occurring in connection with a partial redemption of the Underlying Securities, the Trustee shall apply the amounts available:
FIRST, to the payments of all amounts payable by the Trust under the Swap Agreement,
SECOND, to the Units equal to the Unit Principal Balance plus accrued and unpaid interest in full satisfaction of the claims of the Units, and
THIRD, remaining amounts, if any, to the payment of any accrued and unpaid Expense Administrator’s Fee.
These Other Payment Priorities supersede the definition of “Available Funds” in the Standard Terms.

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Early Termination Date:

Upon receiving notice of any Event of Default by the Swap Counterparty or other circumstances giving rise to the right of the Trust to designate an Early Termination Date in respect of each swap transaction under the Swap Agreement, the Trustee is required to designate an Early Termination Date in respect of each relevant swap transaction under the Swap Agreement, provided, however, that if (i) there is an occurrence of an event described in Section 5(a)(iii) of the Swap Agreement that is not a failure to make a required payment under a Credit Support Document or (ii) a Downgrade Additional Termination Event, then, in accordance with Section 7.01 of the Standard Terms, the Trustee will give notice to the Unitholders of such event and that the Unitholders are entitled to instruct the Trustee as to whether the Trustee shall declare an Early Termination Date, and shall not designate an Early Termination Date if instructed not to do so by more than 50% of the Unitholders by Unit Principal Balance. For purposes of the foregoing instruction, any Units held by the Swap Counterparty and its affiliates shall be disregarded.

Record Date:

The Record Date for each Distribution Date shall be the third Business Day prior to such Distribution Date, without adjustment for any change in the Distribution Date due to the receipt of funds for distribution after 12 noon, except that in respect of the final Distribution Date, when distributions will be made against presentation of the Units.

Form:	Global security
Depositary:	DTC
Trustee Fees and Expenses:

As compensation for and in payment of trust expenses related to its services hereunder other than Extraordinary Trust Expenses, the Trustee will receive Trustee Fees on each Distribution Date in the amount equal to $2,000. The Trustee Fee shall cease to accrue after termination of the Trust. The “Trigger Amount” with respect to Extraordinary Trust Expenses for the Trust is $25,000 and the Maximum Reimbursable Amount is $100,000. The Trustee Fee will be paid by the Expense Administrator. Expenses will be reimbursed by the Expense Administrator in accordance with the Expense Administration Agreement.

Expense Administrator:	The Trustee will act as Expense Administrator on behalf of the Trust pursuant to an Expense Administration

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Agreement, dated as of the date of the Trust Agreement (the “Expense Administration Agreement”), between the Trustee as Expense Administrator (the “Expense Administrator”) and the Trust.
The Expense Administrator will receive a fee equal to $4,500 payable on each Distribution Date. The Expense Administrator Make-Whole Amount, if any, shall also be considered part of the Expense Administrator’s fee hereunder and under the Expense Administration Agreement. The Amounts specified in this paragraph are also referred to as the “Expense Administrator’s Fee”.
The Expense Administrator will be responsible for paying the Trustee Fee and reimbursing certain other expenses of the Trust in accordance with the Expense Administration Agreement.
Listing:	The Depositor has applied to list the Units on the New York Stock Exchange.
ERISA Restrictions:	With respect to the Units, no ERISA restrictions apply on the Closing Date.
QIB Restriction:	Not Applicable.
Termination:

If a Trust Wind-Up Event occurs, any Underlying Securities held by the Trust will be liquidated (by delivery to the Underlying Security Issuer in the event of a redemption or otherwise by sale thereof) and the Swap Agreement will be terminated.

Tender Offers:	The Trust will not participate in any tender offer for the Underlying Securities and the Trustee will not accept any instructions to the contrary from the Unitholders.
Depositor Optional Exchange:	Depositor Optional Exchange applies to this Series of Units.
Section 5.12(c)(i) of the Standard Terms shall be incorporated herein and amended by replacing the dollar figure “$25” with “$1,000”.
Section 5.12(c)(iv) of the Standard Terms shall be incorporated herein by adding the following to Section 5.12(c): “(iv) the Depositor determines that more than 100 holders of the Units, independent of the Trust and each other will remain after such exchange; unless the Depositor

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determines that such an exchange is otherwise consistent with the restrictions under ERISA and Section 4975 of the Internal Revenue Code of 1986.”
For the avoidance of doubt and in accordance with Section 5.12(b)(vii) of the Standard Terms, any termination payment for termination of the portion of the Swap Agreement corresponding to the portion of Underlying Securities to be exchanged shall be the obligation of the Depositor as exchanging Unitholder.
Terms of Retained Interest:

Notwithstanding any other provision herein or in the Standard Terms to the contrary, the Depositor retains the right to receive any and all interest that accrues on the Underlying Securities prior to the Closing Date. The Depositor will receive such accrued interest on the first Distribution Date (or redemption date if earlier) for the Units and such amount shall be paid from the interest payment made with respect to the Underlying Securities on the first Distribution Date.

The amount of the Retained Interest is $497,250.
If an Underlying Security Default occurs on or prior to the first Distribution Date and the Depositor does not receive such Retained Interest amount in connection with such Distribution Date, the Depositor will have a claim for such Retained Interest, and will share pro rata with holders of the Units to the extent of such claim in the proceeds from the recovery on the Underlying Securities.
Selling Agent:	Morgan Stanley & Co. Incorporated.
Rating Agency Condition:	The definition of Rating Agencies Condition in the Standard Terms shall not apply and the following shall apply instead:
“Rating Agency Condition”: With respect to any specified action or determination, means receipt of written confirmation by S&P (if the Units are rated by S&P, for so long as the Units are outstanding and rated by S&P), that such specified action or determination will not result in the reduction or withdrawal of their then-current ratings on the Units. Such confirmation may relate either to a specified transaction, amendment or transfer, or may be a confirmation with respect to any future transactions, amendments or transfers which comply with generally applicable conditions published by S&P.

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Additional Terms:

Under each Forward Interest Rate Agreement, the Trust may elect at any time, without the consent of the Swap Counterparty, to assign the Trust’s rights, together or separately, to a substitute counterparty. The Trustee will exercise such right, based on quotations obtained by the selling agent, if so directed by 66 2/3% of the Unitholders by outstanding Unit principal balance, provided that (i) S&P confirms that such assignment would not cause it to reduce, qualify or withdraw its rating of the Units and (ii) the Trustee receives an opinion of counsel that such assignment would not cause the trust to fail to satisfy the requirements of Rule 3a-7 under the Investment Company Act. The consideration received by the Trust in respect of such assignment of any Forward Interest Rate Agreement would be distributed to the Unitholders pro rata on the next Distribution Date.

Section 1.01 of the Standard Terms shall apply as modified below to incorporate the following definitions:
“Disqualified Issuer: An issuer with respect to which none of the following is true: (A)(1) such issuer meets the requirements of General Instruction I.A. of Form S–3 or General Instructions 1.A.1, 2, 3, 4 and 6 of Form F–3 under the Securities Act and (2) the relevant underlying securities relating to such issuer are not guaranteed by a wholly owned subsidiary of such issuer which does not meet the conditions in (A)(1); (B) such issuer does not meet the conditions of paragraph (A)(1) but the relevant underlying securities relating to such issuer are fully and unconditionally guaranteed by a direct or indirect parent of the third party who meets the conditions of paragraph (A)(1) and the requirements of Rule 3–10 of Regulation S–X under the Exchange Act are satisfied regarding the information in the reports to be referenced; (C) the relevant underlying securities relating to such issuer are guaranteed by a wholly owned subsidiary of such issuer and the subsidiary does not meet the conditions of paragraph (A)(1), but the conditions in paragraph (A)(1) are met with respect to such issuer and the requirements of Rule 3–10 of Regulation S–X under the Exchange Act are satisfied regarding the information in the reports to be referenced.

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Disqualified Swap Counterparty: A swap counterparty with respect to which none of the following is true: (A)(1) such swap counterparty meets the requirements of General Instruction I.A. of Form S–3 or General Instructions 1.A.1, 2, 3, 4 and 6 of Form F–3 under the Securities Act and (2) the relevant swap transaction relating to such swap counterparty are not guaranteed by a wholly owned subsidiary of such swap counterparty which does not meet the conditions in (A)(1); (B) such swap counterparty does not meet the conditions of paragraph (A)(1) but the relevant swap transaction relating to such swap counterparty are fully and unconditionally guaranteed by a direct or indirect parent of the third party who meets the conditions of paragraph (A)(1) and the requirements of Rule 3–10 of Regulation S–X under the Exchange Act are satisfied regarding the information in the reports to be referenced; (C) the relevant swap transaction relating to such swap counterparty are guaranteed by a wholly owned subsidiary of such swap counterparty and the subsidiary does not meet the conditions of paragraph (A)(1), but the conditions in paragraph (A)(1) are met with respect to such swap counterparty and the requirements of Rule 3–10 of Regulation S–X under the Exchange Act are satisfied regarding the information in the reports to be referenced.

Section 2.02 of the Standard Terms shall apply as modified below to delete the following sentence:
“It shall be a condition to the effectiveness of the Trust Agreement that the Swap Agreement be effective as of the date of the Trust Agreement.”
Section 12.10 of the Standard Terms shall apply as modified below to include the Swap Counterparty:
`	“Prior to the date that is one year and one day after all distributions in respect of the Units have been made, none of the Trustee, the Trust, the Depositor or the Swap Counterparty shall take any action, institute any proceeding, join in any action or proceeding or otherwise cause any action or proceeding against any of the others under the United States Bankruptcy Code or any other liquidations, insolvency, bankruptcy, moratorium, reorganization or similar law (“Insolvency Law”) applicable to any of them, now or hereafter in effect, or which would be reasonably likely to cause any of the others

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to be subject to, or seek the protection of, any such Insolvency Law.”
Section 12.07 of the Standard Terms shall be incorporated herein by replacing 12.07 with the following to Section XII:
“SECTION 12.07. Notice to Rating Agencies. The Trustee shall provide notice to the Rating Agencies as soon as is reasonably practicable with respect to each of the following of which the Trustee has actual knowledge:
(i) any material change or amendment to the Trust Agreement;
(ii)	the occurrence of any Swap Default or Termination Event;
(iii)	the Underlying Guarantor Debentures have been distributed or exchanged for the Underlying Securities;
(iv)	the resignation or termination of the Trustee;
(v)	the final payment to Holders of the Units;
(vi)	any change in the location of the Unit Account; and
(vi)	any Security Default.”

Compliance Certificate:

The Trustee will provide to the Depositor an appropriate compliance certificate in connection with the annual report of the Depositor and/or the Trust and, upon the reasonable request of the Depositor, at other times, with respect to the Trustee's compliance with its duties and obligations under this Trust Agreement. A form of such certification is attached as Annex A.

Distribution Reports:

The Trustee shall file each distribution report on Form 8-K within 4 days of the related Distribution Date. Each such distribution report or Form 8-K shall contain text substantially similar to the following:

The Underlying Security Issuer or Underlying Security Guarantor, as applicable, is subject to the informational requirements of the Exchange Act. The Underlying Security Issuer or Underlying Security Guarantor, as applicable, currently files reports, proxy statements and

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other information with the SEC. Those periodic reports, current reports and other reports and other information can be inspected and copied at the public reference facilities maintained by the SEC at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of those materials can be obtained by making a written request to the SEC, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The SEC also maintains a website on the internet at http://www.sec.gov at which users can view and download copies of reports, proxy, information statements and other information filed electronically. In addition, those reports and other information may also be obtained from the underlying security issuer by making a request to the underlying security issuer.
Trust Wind-Up Events:	For purposes of this Agreement and the Trust Wind-Up provisions of Section 9.02 of the Standard Terms, Sections 9.02(a)(iv) and 9.02(a)(vii) of the Standard Terms shall not apply.
Section 9.02(a)(iii) of the Standard Terms shall be incorporated herein by replacing 9.02(a)(iii) with the following: “an Early Termination Date is designated under the Swap Agreement as a result of any Event of Default or Termination Date thereunder.”
Section 9.02(a)(v) of the Standard Terms shall be modified as set out below under “Exchange Act Reporting Termination”.

Exchange Act Reporting Termination:	Exchange Act Reporting Termination applies to this series of Units.
Section 9.02(a)(v) of the Standard Terms shall be incorporated herein by replacing 9.02(a)(v) with the following: “(v) (A) the Underlying Security Issuer becomes a Disqualified Issuer or the Swap Counterparty becomes a Disqualified Swap Counterparty, if at such time the Swap Counterparty is not an affiliate of the Depositor (such event an “Exchange Act Reporting Event”) and (B) the Depositor is unable after commercially reasonable efforts to effect an Exchange Act Reporting Termination in accordance with Section 9.07 on or prior to the date on which (1) the Depositor has determined in its reasonable, good faith discretion that the Depositor would be in

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violation of its reporting obligations under the Exchange Act with respect to the Units in the absence of a termination of the Trust and (2) the Depositor has given notice of such determination to the Trustee (such date, including any extended date notified by the Depositor, the “Latest Exchange Act Reporting Date”);”.

Section 9.07 of the Standard Terms shall be incorporated herein by adding the following to Article IX: “SECTION 9.07. Exchange Act Reporting Termination. If the Depositor receives actual notice that an Exchange Act Reporting Event has occurred, the Depositor shall proceed to (i) apply to the Commission and the New York Stock Exchange to withdraw the Units from listing and registration on the New York Stock Exchange and (ii) following and subject to prior approval of such application, file with the Commission a certification on Form 15 (or any applicable successor form) suspending the reporting obligations of the Depositor under Section 15(d) the Exchange Act with respect to the Units (a “Reporting Termination Form”), if and to the extent that the Depositor determines in its reasonable, good faith discretion that the Depositor meets the requirements for a filing of such Reporting Termination Form by the Depositor with respect to Units under Rule 12h-3 under the Exchange Act or any other applicable provisions of the Exchange Act (satisfaction of the conditions in (i) and (ii) an “Exchange Act Reporting Termination”). The Depositor shall not have any duty to inquire whether a Security has become a Disqualified Security, nor shall the Depositor have any duties under this Section 9.07 or Section 9.08, unless and until the Depositor has received actual notice that an Exchange Act Reporting Event has occurred.

Section 9.08 of the Standard Terms shall be incorporated herein by adding the following to Article IX: “SECTION 9.08. Notice Pursuant to an Exchange Act Reporting Event. If the Depositor receives actual notice that an Exchange Act Reporting Event has occurred, and the Depositor is proceeding in accordance with Section 9.07 to seek an Exchange Act Reporting Termination, the Depositor shall also prepare and request the Trustee to give to the Unitholders and each Rating Agency a notice stating that (i) an Exchange Act Reporting Event has occurred, (ii) the Depositor is seeking an Exchange Act Reporting Termination, (iii) if the Exchange Act Reporting Termination is not completed by the Latest Exchange Act

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Reporting Date (which date need not be specified in such notice), a Trust Wind-Up Event will occur, the Disqualified Security will be liquidated and the Trust will terminate, (iv) if an Exchange Act Reporting Termination is effected on or before the Latest Exchange Act Reporting Date, a Trust Wind-Up will not occur and the Trust assets will not be liquidated, but the Units will no longer be listed and registered on the New York Stock Exchange and the Depositor will no longer have any reporting obligations with respect to the Units under the Exchange Act. Such notice may also include any additional information or provisions for termination of listing as may be requested by the Depositor to be included in such notice.
Fiscal Year:	The fiscal year of the Trust shall be the calendar year and end each December 31.

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ANNEX A TO SCHEDULE I

LASALLE BANK NATIONAL ASSOCIATION

ABS ANNUAL REPORT BACKUP CERTIFICATION

In connection with the preparation and delivery of the annual report on Form 10-K of MS Structured Asset Corp. for the fiscal year ending December 31, [____] and the certifications given on behalf of TILES Trust No. 2005-1 with respect thereto, the undersigned hereby certifies that he is a duly elected [______] of LaSalle Bank National Association and further certifies in his capacity as such as follows:

1.            LaSalle Bank National Association has prepared all distribution reports with respect to each distribution date for TILES Trust No. 2005-1 and has filed a copy of such reports on Form 8-K during the fiscal year as described on Exhibit A hereto.

2.            I have reviewed all reports on Form 8-K containing distribution reports filed in respect of periods included in the fiscal year covered by the annual report of MS Structured Asset Corp. on behalf of TILES Trust 2005-1;

3.            I am familiar with the operations of LaSalle Bank National Association with respect to the SATURNS program and TILES Trust 2005-1 and the requirement imposed by the trust agreement;

4.           Based on my knowledge, the information in the distribution reports, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by the annual report;

5.            Based on my knowledge, the information required to be provided under each trust agreement, for inclusion in these reports, is included in these reports;

6.           Based on my knowledge, and except as disclosed in the reports, the trustee has fulfilled its obligations, including any servicing obligations, under the trust agreement.

7.            Based on my knowledge, and except as disclosed in the reports, there are no material legal proceedings with respect to any trust, involving the trust or LaSalle Bank National Association as trustee.

By:	____________________________________
Name:
Title:
Date:

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EXHIBIT A TO ANNEX A TO SCHEDULE I

TILES Trust No.:	Closing Date	Collateral	Collateral Payment Dates	Form 8-K Filing Dates (Not Trust Agreement Filings in connection with Closing Date) For FY [____]
2005-1	1/6/06	JPMorgan Chase Capital XVII	February 1 and August 1

Schedule II

(Terms of Trust Property)

Underlying Securities:	JPMorgan Chase Capital XVII 5.850% Capital Securities, Series Q due August 1, 2035
Underlying Security Issuer:	JPMorgan Chase Capital XVII
Underlying Security Guarantor:	JPMorgan Chase & Co.
Principal Amount:	$20,000,000
Underlying Security Rate:	5.850%
Credit Ratings:	A1 by Moody’s (negative outlook)
A- by S&P
Listing:	New York Stock Exchange

Underlying Security

Issuance Agreement:	The trust agreement dated July 29, 2004 among JPMorgan Chase as depositor, Bank of New York (Delaware) as Delaware trustee and the administrative trustees identified therein.

Underlying Security

Disclosure Documents:	The prospectus supplement describing the underlying securities dated July 27, 2005 and the prospectus dated September 9, 2004
Underlying Guarantor Debentures	The Underlying Security Issuer’s only assets are the Underlying Security Guarantor’s 5.850% junior subordinated debentures due August 1, 2035 (the “Underlying Guarantor Debentures”).
The Underlying Guarantor Debentures may be distributed or exchanged for the Underlying Securities under certain circumstances. If such distribution or exchange occurs, such event will not be treated as a redemption and for the purposes of the trust and the Units, the Underlying Guarantor Debentures will be treated as the Underlying Securities for all purposes thereafter.
Form:	Global

Currency of

Denomination:	United States dollars

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Acquisition Price by Trust:	97.202%

Underlying Security

Payment Date:	Each February 1 and August 1
Original Issue Date:

The underlying securities were originally issued pursuant to Rule 144A under the Securities Act of 1933 pursuant to a trust agreement dated July 29, 2004 and publicly offered on or about September 9, 2004.

Maturity Date:	August 1, 2035
Sinking Fund Terms:	Not Applicable
Redemption Terms:

As described in the Underlying Security Disclosure Documents, the Underlying Securities are redeemable, as a whole or in part, at any time at the option of the Underlying Security Guarantor, for a redemption price equal to the greater of (i) the principal amount plus accrued and unpaid interest and (ii) the present value of the remaining scheduled payments of principal and interest, discounted to the prepayment date at a discount rate equal to the treasury rate plus a spread of 0.25%.

In addition, the Underlying Securities are redeemable, as a whole but not in part, at the option of the Underlying Security Guarantor if any changes in the laws or regulations applicable to the Underlying Security Issuer or the Underlying Security Guarantor causes (i) the Underlying Security Issuer to become subject to U.S. federal income tax with respect to income received or accrued on the Underlying Guarantor Debentures, (ii) the Underlying Security Issuer to pay additional taxes in the United States for the Underlying Securities, (iii) interest payable by the Underlying Security Guarantor on the Underlying Guarantor Debentures to become not deductible by the Underlying Security Guarantor for United States federal income tax purposes, or (iv) the Underlying Security Guarantor will not be entitled to treat an amount equal to the liquidation amount of the Underlying Securities as “Tier 1 Capital” (or its equivalent) for purposes of the capital adequacy guidelines of the Federal Reserve. For tax or capital treatment reasons, the Underlying Security Issuer may redeem the Underlying Securities, as a whole but not in part, for a redemption price equal to the principal amount plus accrued interest, if any.

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The Underlying Guarantor Debentures may be distributed or exchanged for the Underlying Securities under certain circumstances. If such distribution or exchange occurs, such event will not be treated as a redemption and for the purposes of the trust and the Units, the Underlying Guarantor Debentures will be treated as the Underlying Securities for all purposes thereafter.
CUSIP No.:/ISIN No.	46627VAA5

Underlying Security

Property Trustee:	Bank of New York
Underlying Delaware Trustee:	Bank of New York (Delaware)
Other Trust Property:

All of the Trust’s right, title and interest in and to the Swap Agreement dated January 6, 2006, by and between the Trustee (on behalf of the Trust) and Morgan Capital Services, Inc. See Schedules III-A through III-E.

II-3

Schedule III-A

(ISDA Master Agreement, Schedule and Interest Rate Swap Confirm)

(Multicurrency—Cross Border)

ISDA®

International Swap Dealers Association, Inc.

MASTER AGREEMENT

dated as of     January 6, 2006

Morgan Stanley Capital Services Inc.                                      and                             TILES Trust No 2005-1

have entered and/or anticipate entering into one or more transactions (each a “Transaction”) that are or will be governed by this Master Agreement, which includes the schedule (the “Schedule”), and the documents and other confirming evidence (each a “Confirmation”) exchanged between the parties confirming those Transactions.

Accordingly, the parties agree as follows:—

1.	Interpretation
(a)	Definitions. The terms defined in Section 14 and in the Schedule will have the meanings therein specified for the purpose of this Master Agreement.
(b)	Inconsistency. In the event of any inconsistency between the provisions of the Schedule and the other provisions of this Master Agreement, the Schedule will prevail. In the event of any inconsistency between the provisions of any Confirmation and this Master Agreement (including the Schedule), such Confirmation will prevail for the purpose of the relevant Transaction.
(c)	Single Agreement. All Transactions are entered into in reliance on the fact that this Master Agreement and all Confirmations form a single agreement between the parties (collectively referred to as this “Agreement”), and the parties would not otherwise enter into any Transactions.
2.	Obligations
(a)	General Conditions.
(i) Each party will make each payment or delivery specified in each Confirmation to be made by it, subject to the other provisions of this Agreement.
(ii) Payments under this Agreement will be made on the due date for value on that date in the place of the account specified in the relevant Confirmation or otherwise pursuant to this Agreement, in freely transferable funds and in the manner customary for payments in the required currency. Where settlement is by delivery (that is, other than by payment), such delivery will be made for receipt on the due date in the manner customary for the relevant obligation unless otherwise specified in the relevant Confirmation or elsewhere in this Agreement.
(iii) Each obligation of each party under Section 2(a)(i) is subject to (1) the condition precedent that no Event of Default or Potential Event of Default with respect to the other party has occurred and is continuing, (2) the condition precedent that no Early Termination Date in respect of the relevant Transaction has occurred or been effectively designated and (3) each other applicable condition precedent specified in this Agreement.

Copyright ( 1992 by International Swap Dealers Association, Inc.

(b)	Change of Account. Either party may change its account for receiving a payment or delivery by giving notice to the other party at least five Local Business Days prior to the scheduled date for the payment or delivery to which such change applies unless such other party gives timely notice of a reasonable objection to such change.
(c)	Netting. If on any date amounts would otherwise be payable:—
(i) in the same currency; and
(ii) in respect of the same Transaction,

by each party to the other, then, on such date, each party’s obligation to make payment of any such amount will be automatically satisfied and discharged and, if the aggregate amount that would otherwise have been payable by one party exceeds the aggregate amount that would otherwise have been payable by the other party, replaced by an obligation upon the party by whom the larger aggregate amount would have been payable to pay to the other party the excess of the larger aggregate amount over the smaller aggregate amount.

The parties may elect in respect of two or more Transactions that a net amount will be determined in respect of all amounts payable on the same date in the same currency in respect of such Transactions, regardless of whether such amounts are payable in respect of the same Transaction. The election may be made in the Schedule or a Confirmation by specifying that subparagraph (ii) above will not apply to the Transactions identified as being subject to the election, together with the starting date (in which case subparagraph (ii) above will not, or will cease to, apply to such Transactions from such date). This election may be made separately for different groups of Transactions and will apply separately to each pairing of Offices through which the parties make and receive payments or deliveries.

(d)	Deduction or Withholding for Tax.
(i) Gross-Up. All payments under this Agreement will be made without any deduction or withholding for or on account of any Tax unless such deduction or withholding is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, then in effect. If a party is so required to deduct or withhold, then that party (“X”) will:—
(1) promptly notify the other party (“Y”) of such requirement;
(2) pay to the relevant authorities the full amount required to be deducted or withheld (including the full amount required to be deducted or withheld from any additional amount paid by X to Y under this Section 2(d)) promptly upon the earlier of determining that such deduction or withholding is required or receiving notice that such amount has been assessed against Y;
(3) promptly forward to Y an official receipt (or a certified copy), or other documentation reasonably acceptable to Y, evidencing such payment to such authorities; and
(4) if such Tax is an Indemnifiable Tax, pay to Y, in addition to the payment to which Y is otherwise entitled under this Agreement, such additional amount as is necessary to ensure that the net amount actually received by Y (free and clear of Indemnifiable Taxes, whether assessed against X or Y) will equal the full amount Y would have received had no such deduction or withholding been required. However, X will not be required to pay any additional amount to Y to the extent that it would not be required to be paid but for:—
(A) the failure by Y to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d); or
(B) the failure of a representation made by Y pursuant to Section 3(f) to be accurate and true unless such failure would not have occurred but for (I) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (II) a Change in Tax Law.

(ii) Liability. If:—
(1)	X is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, to make any deduction or withholding in respect of which X would not be required to pay an additional amount to Y under Section 2(d)(i)(4);
(2)	X does not so deduct or withhold; and
(3)	a liability resulting from such Tax is assessed directly against X, then, except to the extent Y has satisfied or then satisfies the liability resulting from such Tax, Y will promptly pay to X the amount of such liability (including any related liability for interest, but including any related liability for penalties only if Y has failed to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d)).

(e)                   Default Interest; Other Amounts. Prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party that defaults in the performance of any payment obligation will, to the extent permitted by law and subject to Section 6(c), be required to pay interest (before as well as after judgment) on the overdue amount to the other party on demand in the same currency as such overdue amount, for the period from (and including) the original due date for payment to (but excluding) the date of actual payment, at the Default Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed. If, prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party defaults in the performance of any obligation required to be settled by delivery, it will compensate the other party on demand if and to the extent provided for in the relevant Confirmation or elsewhere in this Agreement.

3.	Representations

Each party represents to the other party (which representations will be deemed to be repeated by each party on each date on which a Transaction is entered into and, in the case of the representations in Section 3(f), at all times until the termination of this Agreement) that:—

(a)	Basic Representations.

(i)            Status. It is duly organised and validly existing under the laws of the jurisdiction of its organisation or incorporation and, if relevant under such laws, in good standing;

(ii)           Powers. It has the power to execute this Agreement and any other documentation relating to this Agreement to which it is a party, to deliver this Agreement and any other documentation relating to this Agreement that it is required by this Agreement to deliver and to perform its obligations under this Agreement and any obligations it has under any Credit Support Document to which it is a party and has taken all necessary action to authorise such execution, delivery and performance;

(iii)          No Violation or Conflict. Such execution, delivery and performance do not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any contractual restriction binding on or affecting it or any of its assets;

(iv)          Consents. All governmental and other consents that are required to have been obtained by it with respect to this Agreement or any Credit Support Document to which it is a party have been obtained and are in full force and effect and all conditions of any such consents have been complied with; and

(v)           Obligations Binding. Its obligations under this Agreement and any Credit Support Document to which it is a party constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms (subject to applicable bankruptcy, reorganisation, insolvency, moratorium or similar laws affecting creditors’ rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)).

(b)           Absence of Certain Events. No Event of Default or Potential Event of Default or, to its knowledge, Termination Event with respect to it has occurred and is continuing and no such event or circumstance would occur as a result of its entering into or performing its obligations under this Agreement or any Credit Support Document to which it is a party.

(c)           Absence of Litigation. There is not pending or, to its knowledge, threatened against it or any of its Affiliates any action, suit or proceeding at law or in equity or before any court, tribunal, governmental body, agency or official or any arbitrator that is likely to affect the legality, validity or enforceability against it of this Agreement or any Credit Support Document to which it is a party or its ability to perform its obligations under this Agreement or such Credit Support Document.

(d)           Accuracy of Specified Information. All applicable information that is furnished in writing by or on behalf of it to the other party and is identified for the purpose of this Section 3(d) in the Schedule is, as of the date of the information, true, accurate and complete in every material respect.

(e)           Payer Tax Representation. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(e) is accurate and true.

(f)            Payee Tax Representations. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(f) is accurate and true.

4.	Agreements

Each party agrees with the other that, so long as either party has or may have any obligation under this Agreement or under any Credit Support Document to which it is a party:—

(a)           Furnish Specified Information. It will deliver to the other party or, in certain cases under subparagraph (iii) below, to such government or taxing authority as the other party reasonably directs:—

(i)            any forms, documents or certificates relating to taxation specified in the Schedule or any Confirmation;

(ii)           any other documents specified in the Schedule or any Confirmation; and

(iii)          upon reasonable demand by such other party, any form or document that may be required or reasonably requested in writing in order to allow such other party or its Credit Support Provider to make a payment under this Agreement or any applicable Credit Support Document without any deduction or withholding for or on account of any Tax or with such deduction or withholding at a reduced rate (so long as the completion, execution or submission of such form or document would not materially prejudice the legal or commercial position of the party in receipt of such demand), with any such form or document to be accurate and completed in a manner reasonably satisfactory to such other party and to be executed and to be delivered with any reasonably required certification, in each case by the date specified in the Schedule or such Confirmation or, if none is specified, as soon as reasonably practicable.

(b)           Maintain Authorisations. It will use all reasonable efforts to maintain in full force and effect all consents of any governmental or other authority that are required to be obtained by it with respect to this Agreement or any Credit Support Document to which it is a party and will use all reasonable efforts to obtain any that may become necessary in the future.

(c)           Comply with Laws. It will comply in all material respects with all applicable laws and orders to which it may be subject if failure so to comply would materially impair its ability to perform its obligations under this Agreement or any Credit Support Document to which it is a party.

(d)           Tax Agreement. It will give notice of any failure of a representation made by it under Section 3(f) to be accurate and true promptly upon learning of such failure.

(e)           Payment of Stamp Tax. Subject to Section 11, it will pay any Stamp Tax levied or imposed upon it or in respect of its execution or performance of this Agreement by a jurisdiction in which it is incorporated, organised, managed and controlled, or considered to have its seat, or in which a branch or office through which it is acting for the purpose of this Agreement is located (“Stamp Tax Jurisdiction”) and will indemnify the other party against any Stamp Tax levied or imposed upon the other party or in respect of the other party’s execution or performance of this Agreement by any such Stamp Tax Jurisdiction which is not also a Stamp Tax Jurisdiction with respect to the other party.

5.            Events of Default and Termination Events

(a)           Events of Default. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any of the following events constitutes an event of default (an “Event of Default”) with respect to such party:—

(i)            Failure to Pay or Deliver. Failure by the party to make, when due, any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) required to be made by it if such failure is not remedied on or before the third Local Business Day after notice of such failure is given to the party;

(ii)           Breach of Agreement. Failure by the party to comply with or perform any agreement or obligation (other than an obligation to make any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) or to give notice of a Termination Event or any agreement or obligation under Section 4(a)(i), 4(a)(iii) or 4(d)) to be complied with or performed by the party in accordance with this Agreement if such failure is not remedied on or before the thirtieth day after notice of such failure is given to the party;

(iii)           Credit Support Default.

(1)           Failure by the party or any Credit Support Provider of such party to comply with or perform any agreement or obligation to be complied with or performed by it in accordance with any Credit Support Document if such failure is continuing after any applicable grace period has elapsed;

(2)           the expiration or termination of such Credit Support Document or the failing or ceasing of such Credit Support Document to be in full force and effect for the purpose of this Agreement (in either case other than in accordance with its terms) prior to the satisfaction of all obligations of such party under each Transaction to which such Credit Support Document relates without the written consent of the other party; or

(3)           the party or such Credit Support Provider disaffirms, disclaims, repudiates or rejects, in whole or in part, or challenges the validity of, such Credit Support Document;

(iv)          Misrepresentation. A representation (other than a representation under Section 3(e) or (f)) made or repeated or deemed to have been made or repeated by the party or any Credit Support Provider of such party in this Agreement or any Credit Support Document proves to have been incorrect or misleading in any material respect when made or repeated or deemed to have been made or repeated;

(v)           Default under Specified Transaction. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party (1) defaults under a Specified Transaction and, after giving effect to any applicable notice requirement or grace period, there occurs a liquidation of, an acceleration of obligations under, or an early termination of, that Specified Transaction, (2) defaults, after giving effect to any applicable notice requirement or grace period, in making any payment or delivery due on the last payment, delivery or exchange date of, or any payment on early termination of, a Specified Transaction (or such default continues for at least three Local Business Days if there is no applicable notice requirement or grace period) or (3) disaffirms, disclaims, repudiates or rejects, in whole or in part, a Specified Transaction (or such action is taken by any person or entity appointed or empowered to operate it or act on its behalf);

(vi)          Cross Default If “Cross Default” is specified in the Schedule as applying to the party, the occurrence or existence of (1) a default, event of default or other similar condition or event (however described) in respect of such party, any Credit Support Provider of such party or any applicable Specified Entity of such party under one or more agreements or instruments relating to Specified Indebtedness of any of them (individually or collectively) in an aggregate amount of not less than the applicable Threshold Amount (as specified in the Schedule) which has resulted in such Specified Indebtedness becoming, or becoming capable at such time of being declared, due and payable under such agreements or instruments, before it would otherwise have been due and payable or (2) a default by such party, such Credit Support Provider or such Specified Entity (individually or collectively) in making one or more payments on the due date thereof in an aggregate amount of not less than the applicable Threshold Amount under such agreements or instruments (after giving effect to any applicable notice requirement or grace period);

(vii)         Bankruptcy. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party:—

(1) is dissolved (other than pursuant to a consolidation, amalgamation or merger); (2) becomes insolvent or is unable to pay its debts or fails or admits in writing its inability generally to pay its debts as they become due; (3) makes a general assignment, arrangement or composition with or for the benefit of its creditors; (4) institutes or has instituted against it a proceeding seeking a judgment of insolvency or bankruptcy or any other relief under any bankruptcy or insolvency law or other similar law affecting creditors’ rights, or a petition is presented for its winding-up or liquidation, and, in the case of any such proceeding or petition instituted or presented against it, such proceeding or petition (A) results in a judgment of insolvency or bankruptcy or the entry of an order for relief or the making of an order for its winding-up or liquidation or (B) is not dismissed, discharged, stayed or restrained in each case within 30 days of the institution or presentation thereof; (5) has a resolution passed for its winding-up, official management or liquidation (other than pursuant to a consolidation, amalgamation or merger); (6) seeks or becomes subject to the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official for it or for all or substantially all its assets; (7) has a secured party take possession of all or substantially all its assets or has a distress, execution, attachment, sequestration or other legal process levied, enforced or sued on or against all or substantially all its assets and such secured party maintains possession, or any such process is not dismissed, discharged, stayed or restrained, in each case within 30 days thereafter; (8) causes or is subject to any event with respect to it which, under the applicable laws of any jurisdiction, has an analogous effect to any of the events specified in clauses (1) to (7) (inclusive); or (9) takes any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the foregoing acts; or

(viii)        Merger Without Assumption. The party or any Credit Support Provider of such party consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, another entity and, at the time of such consolidation, amalgamation, merger or transfer:—

(1)           the resulting, surviving or transferee entity fails to assume all the obligations of such party or such Credit Support Provider under this Agreement or any Credit Support Document to which it or its predecessor was a party by operation of law or pursuant to an agreement reasonably satisfactory to the other party to this Agreement; or

(2)           the benefits of any Credit Support Document fail to extend (without the consent of the other party) to the performance by such resulting, surviving or transferee entity of its obligations under this Agreement.

(b)           Termination Events. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any event specified below constitutes an Illegality if the event is specified in (i) below, a Tax Event if the event is specified in (ii) below or a Tax Event Upon Merger if the event is specified in (iii) below, and, if specified to be applicable, a Credit Event Upon Merger if the event is specified pursuant to (iv) below or an Additional Termination Event if the event is specified pursuant to (v) below:—

(i)            Illegality. Due to the adoption of, or any change in, any applicable law after the date on which a Transaction is entered into, or due to the promulgation of, or any change in, the interpretation by any court, tribunal or regulatory authority with competent jurisdiction of any applicable law after such date, it becomes unlawful (other than as a result of a breach by the party of Section 4(b)) for such party (which will be the Affected Party):—

(1)           to perform any absolute or contingent obligation to make a payment or delivery or to receive a payment or delivery in respect of such Transaction or to comply with any other material provision of this Agreement relating to such Transaction; or

(2)           to perform, or for any Credit Support Provider of such party to perform, any contingent or other obligation which the party (or such Credit Support Provider) has under any Credit Support Document relating to such Transaction;

(ii)           Tax Event. Due to (x) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (y) a Change in Tax Law, the party (which will be the Affected Party) will, or there is a substantial likelihood that it will, on the next succeeding Scheduled Payment Date (1) be required to pay to the other party an additional amount in respect of an Indemnifiable Tax under Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) or (2) receive a payment from which an amount is required to be deducted or withheld for or on account of a Tax (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) and no additional amount is required to be paid in respect of such Tax under Section 2(d)(i)(4) (other than by reason of Section 2(d)(i)(4)(A) or (B));

(iii)          Tax Event Upon Merger. The party (the “Burdened Party”) on the next succeeding Scheduled Payment Date will either (1) be required to pay an additional amount in respect of an Indemnifiable Tax under Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) or (2) receive a payment from which an amount has been deducted or withheld for or on account of any Indemnifiable Tax in respect of which the other party is not required to pay an additional amount (other than by reason of Section 2(d)(i)(4)(A) or (B)), in either case as a result of a party consolidating or amalgamating with, or merging with or into, or transferring all or substantially all its assets to, another entity (which will be the Affected Party) where such action does not constitute an event described in Section 5(a)(viii);

(iv)          Credit Event Upon Merger. If “Credit Event Upon Merger” is specified in the Schedule as applying to the party, such party (“X”), any Credit Support Provider of X or any applicable Specified Entity of X consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, another entity and such action does not constitute an event described in Section 5(a)(viii) but the creditworthiness of the resulting, surviving or transferee entity is materially weaker than that of X, such Credit Support Provider or such Specified Entity, as the case may be, immediately prior to such action (and, in such event, X or its successor or transferee, as appropriate, will be the Affected Party); or

(v)           Additional Termination Event. If any “Additional Termination Event” is specified in the Schedule or any Confirmation as applying, the occurrence of such event (and, in such event, the Affected Party or Affected Parties shall be as specified for such Additional Termination Event in the Schedule or such Confirmation).

(c)           Event of Default and Illegality. If an event or circumstance which would otherwise constitute or give rise to an Event of Default also constitutes an Illegality, it will be treated as an Illegality and will not constitute an Event of Default.

6.              Early Termination

(a)           Right to Terminate Following Event of Default. If at any time an Event of Default with respect to a party (the “Defaulting Party”) has occurred and is then continuing, the other party (the “Non-defaulting Party”) may, by not more than 20 days notice to the Defaulting Party specifying the relevant Event of Default, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all outstanding Transactions. If, however, “Automatic Early Termination” is specified in the Schedule as applying to a party, then an Early Termination Date in respect of all outstanding Transactions will occur immediately upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(l), (3), (5), (6) or, to the extent analogous thereto, (8), and as of the time immediately preceding the institution of the relevant proceeding or the presentation of the relevant petition upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(4) or, to the extent analogous thereto, (8).

(b)           Right to Terminate Following Termination Event.

(i)            Notice. If a Termination Event occurs, an Affected Party will, promptly upon becoming aware of it, notify the other party, specifying the nature of that Termination Event and each Affected Transaction and will also give such other information about that Termination Event as the other party may reasonably require.

(ii)           Transfer to Avoid Termination Event. If either an Illegality under Section 5(b)(i)(l) or a Tax Event occurs and there is only one Affected Party, or if a Tax Event Upon Merger occurs and the Burdened Party is the Affected Party, the Affected Party will, as a condition to its right to designate an Early Termination Date under Section 6(b)(iv), use all reasonable efforts (which will not require such party to incur a loss, excluding immaterial, incidental expenses) to transfer within 20 days after it gives notice under Section 6(b)(i) all its rights and obligations under this Agreement in respect of the Affected Transactions to another of its Offices or Affiliates so that such Termination Event ceases to exist.

If the Affected Party is not able to make such a transfer it will give notice to the other party to that effect within such 20 day period, whereupon the other party may effect such a transfer within 30 days after the notice is given under Section 6(b)(i).

Any such transfer by a party under this Section 6(b)(ii) will be subject to and conditional upon the prior written consent of the other party, which consent will not be withheld if such other party’s policies in effect at such time would permit it to enter into transactions with the transferee on the terms proposed.

(iii)          Two Affected Parties. If an Illegality under Section 5(b)(i)(1) or a Tax Event occurs and there are two Affected Parties, each party will use all reasonable efforts to reach agreement within 30 days after notice thereof is given under Section 6(b)(i) on action to avoid that Termination Event.

(iv)          Right to Terminate. If:—

(1)           a transfer under Section 6(b)(ii) or an agreement under Section 6(b)(iii), as the case may be, has not been effected with respect to all Affected Transactions within 30 days after an Affected Party gives notice under Section 6(b)(i); or

(2)           an Illegality under Section 5(b)(i)(2), a Credit Event Upon Merger or an Additional Termination Event occurs, or a Tax Event Upon Merger occurs and the Burdened Party is not the Affected Party, either party in the case of an Illegality, the Burdened Party in the case of a Tax Event Upon Merger, any Affected Party in the case of a Tax Event or an Additional Termination Event if there is more than one Affected Party, or the party which is not the Affected Party in the case of a Credit Event Upon Merger or an Additional Termination Event if there is only one Affected Party may, by not more than 20 days notice to the other party and provided that the relevant Termination Event is then continuing, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all Affected Transactions.

(c)	Effect of Designation.

(i)            If notice designating an Early Termination Date is given under Section 6(a) or (b), the Early Termination Date will occur on the date so designated, whether or not the relevant Event of Default or Termination Event is then continuing.

(ii)           Upon the occurrence or effective designation of an Early Termination Date, no further payments or deliveries under Section 2(a)(i) or 2(e) in respect of the Terminated Transactions will be required to be made, but without prejudice to the other provisions of this Agreement. The amount, if any, payable in respect of an Early Termination Date shall be determined pursuant to Section 6(e).

(d)	Calculations.

(i)            Statement. On or as soon as reasonably practicable following the occurrence of an Early Termination Date, each party will make the calculations on its part, if any, contemplated by Section 6(e) and will provide to the other party a statement (1) showing, in reasonable detail, such calculations (including all relevant quotations and specifying any amount payable under Section 6(e)) and (2) giving details of the relevant account to which any amount payable to it is to be paid. In the absence of written confirmation from the source of a quotation obtained in determining a Market Quotation, the records of the party obtaining such quotation will be conclusive evidence of the existence and accuracy of such quotation.

(ii)           Payment Date. An amount calculated as being due in respect of any Early Termination Date under Section 6(e) will be payable on the day that notice of the amount payable is effective (in the case of an Early Termination Date which is designated or occurs as a result of an Event of Default) and on the day which is two Local Business Days after the day on which notice of the amount payable is effective (in the case of an Early Termination Date which is designated as a result of a Termination Event). Such amount will be paid together with (to the extent permitted under applicable law) interest thereon (before as well as after judgment) in the Termination Currency, from (and including) the relevant Early Termination Date to (but excluding) the date such amount is paid, at the Applicable Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed.

(e)                 Payments on Early Termination. If an Early Termination Date occurs, the following provisions shall apply based on the parties’ election in the Schedule of a payment measure, either “Market Quotation” or ‘Loss”, and a payment method, either the “First Method” or the “Second Method”. If the parties fail to designate a payment measure or payment method in the Schedule, it will be deemed that “Market Quotation” or the “Second Method”, as the case may be, shall apply. The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off.

(i)	Events of Default. If the Early Termination Date results from an Event of Default:—

(1)           First Method and Market Quotation. If the First Method and Market Quotation apply, the Defaulting Party will pay to the Non-defaulting Party the excess, if a positive number, of (A) the sum of the Settlement Amount (determined by the Non-defaulting Party) in respect of the Terminated Transactions and the Termination Currency Equivalent of the Unpaid Amounts owing to the Non-defaulting Party over (B) the Termination Currency Equivalent of the Unpaid Amounts owing to the Defaulting Party.

(2)           First Method and Loss. If the First Method and Loss apply, the Defaulting Party will pay to the Non-defaulting Party, if a positive number, the Non-defaulting Party’s Loss in respect of this Agreement.

(3)           Second Method and Market Quotation. If the Second Method and Market Quotation apply, an amount will be payable equal to (A) the sum of the Settlement Amount (determined by the Non-defaulting Party) in respect of the Terminated Transactions and the Termination

Currency Equivalent of the Unpaid Amounts owing to the Non-defaulting Party less (B) the Termination Currency Equivalent of the Unpaid Amounts owing to the Defaulting Party. If that amount is a positive number, the Defaulting Party will pay it to the Non-defaulting Party; if it is a negative number, the Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party.

(4)           Second Method and Loss. If the Second Method and Loss apply, an amount will be payable equal to the Non-defaulting Party’s Loss in respect of this Agreement. If that amount is a positive number, the Defaulting Party will pay it to the Non-defaulting Party; if it is a negative number, the Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party.

(ii)	Termination Events. If the Early Termination Date results from a Termination Event:—
(1) One Affected Party. If there is one Affected Party, the amount payable will be determined in accordance with Section 6(e)(i)(3), if Market Quotation applies, or Section 6(e)(i)(4), if Loss applies, except that, in either case, references to the Defaulting Party and to the Non-defaulting Party will be deemed to be references to the Affected Party and the party which is not the Affected Party, respectively, and, if Loss applies and fewer than all the Transactions are being terminated, Loss shall be calculated in respect of all Terminated Transactions.
(2) Two Affected Parties. If there are two Affected Parties:—

(A)          if Market Quotation applies, each party will determine a Settlement Amount in respect of the Terminated Transactions, and an amount will be payable equal to (I) the sum of (a) one-half of the difference between the Settlement Amount of the party with the higher Settlement Amount (“X”) and the Settlement Amount of the party with the lower Settlement Amount (“Y”) and (b) the Termination Currency Equivalent of the Unpaid Amounts owing to X less (II) the Termination Currency Equivalent of the Unpaid Amounts owing to Y; and

(B)          if Loss applies, each party will determine its Loss in respect of this Agreement (or, if fewer than all the Transactions are being terminated, in respect of all Terminated Transactions) and an amount will be payable equal to one-half of the difference between the Loss of the party with the higher Loss (“X”) and the Loss of the party with the lower Loss (“Y”).

If the amount payable is a positive number, Y will pay it to X; if it is a negative number, X will pay the absolute value of that amount to Y.

(iii)          Adjustment for Bankruptcy. In circumstances where an Early Termination Date occurs because “Automatic Early Termination” applies in respect of a party, the amount determined under this Section 6(e) will be subject to such adjustments as are appropriate and permitted by law to reflect any payments or deliveries made by one party to the other under this Agreement (and retained by such other party) during the period from the relevant Early Termination Date to the date for payment determined under Section 6(d)(ii).

(iv)          Pre-Estimate. The parties agree that if Market Quotation applies an amount recoverable under this Section 6(e) is a reasonable pre-estimate of loss and not a penalty. Such amount is payable for the loss of bargain and the loss of protection against future risks and except as otherwise provided in this Agreement neither party will be entitled to recover any additional damages as a consequence of such losses.

7.	Transfer

Subject to Section 6(b)(ii), neither this Agreement nor any interest or obligation in or under this Agreement may be transferred (whether by way of security or otherwise) by either party without the prior written consent of the other party, except that:—

(a)           a party may make such a transfer of this Agreement pursuant to a consolidation or amalgamation with, or merger with or into, or transfer of all or substantially all its assets to, another entity (but without prejudice to any other right or remedy under this Agreement); and

(b)           a party may make such a transfer of all or any part of its interest in any amount payable to it from a Defaulting Party under Section 6(e).

Any purported transfer that is not in compliance with this Section will be void.

8.	Contractual Currency

(a)           Payment in the Contractual Currency. Each payment under this Agreement will be made in the relevant currency specified in this Agreement for that payment (the “Contractual Currency”). To the extent permitted by applicable law, any obligation to make payments under this Agreement in the Contractual Currency will not be discharged or satisfied by any tender in any currency other than the Contractual Currency, except to the extent such tender results in the actual receipt by the party to which payment is owed, acting in a reasonable manner and in good faith in converting the currency so tendered into the Contractual Currency, of the full amount in the Contractual Currency of all amounts payable in respect of this Agreement. If for any reason the amount in the Contractual Currency so received falls short of the amount in the Contractual Currency payable in respect of this Agreement, the party required to make the payment will, to the extent permitted by applicable law, immediately pay such additional amount in the Contractual Currency as may be necessary to compensate for the shortfall. If for any reason the amount in the Contractual Currency so received exceeds the amount in the Contractual Currency payable in respect of this Agreement, the party receiving the payment will refund promptly the amount of such excess.

(b)           Judgments. To the extent permitted by applicable law, if any judgment or order expressed in a currency other than the Contractual Currency is rendered (i) for the payment of any amount owing in respect of this Agreement, (ii) for the payment of any amount relating to any early termination in respect of this Agreement or (iii) in respect of a judgment or order of another court for the payment of any amount described in (i) or (ii) above, the party seeking recovery, after recovery in full of the aggregate amount to which such party is entitled pursuant to the judgment or order, will be entitled to receive immediately from the other party the amount of any shortfall of the Contractual Currency received by such party as a consequence of sums paid in such other currency and will refund promptly to the other party any excess of the Contractual Currency received by such party as a consequence of sums paid in such other currency if such shortfall or such excess arises or results from any variation between the rate of exchange at which the Contractual Currency is converted into the currency of the judgment or order for the purposes of such judgment or order and the rate of exchange at which such party is able, acting in a reasonable manner and in good faith in converting the currency received into the Contractual Currency, to purchase the Contractual Currency with the amount of the currency of the judgment or order actually received by such party. The term “rate of exchange” includes, without limitation, any premiums and costs of exchange payable in connection with the purchase of or conversion into the Contractual Currency.

(c)           Separate Indemnities. To the extent permitted by applicable law, these indemnities constitute separate and independent obligations from the other obligations in this Agreement, will be enforceable as separate and independent causes of action, will apply notwithstanding any indulgence granted by the party to which any payment is owed and will not be affected by judgment being obtained or claim or proof being made for any other sums payable in respect of this Agreement.

(d)           Evidence of Loss. For the purpose of this Section 8, it will be sufficient for a party to demonstrate that it would have suffered a loss had an actual exchange or purchase been made.

9.             Miscellaneous

(a)           Entire Agreement. This Agreement constitutes the entire agreement and understanding of the parties with respect to its subject matter and supersedes all oral communication and prior writings with respect thereto.

(b)           Amendments. No amendment, modification or waiver in respect of this Agreement will be effective unless in writing (including a writing evidenced by a facsimile transmission) and executed by each of the parties or confirmed by an exchange of telexes or electronic messages on an electronic messaging system.

(c)           Survival of Obligations. Without prejudice to Sections 2(a)(iii) and 6(c)(ii), the obligations of the parties under this Agreement will survive the termination of any Transaction.

(d)           Remedies Cumulative. Except as provided in this Agreement, the rights, powers, remedies and privileges provided in this Agreement are cumulative and not exclusive of any rights, powers, remedies and privileges provided by law.

(e)           Counterparts and Confirmations.

(i)            This Agreement (and each amendment, modification and waiver in respect of it) may be executed and delivered in counterparts (including by facsimile transmission), each of which will be deemed an original.

(ii)           The parties intend that they are legally bound by the terms of each Transaction from the moment they agree to those terms (whether orally or otherwise). A Confirmation shall be entered into as soon as practicable and may be executed and delivered in counterparts (including by facsimile transmission) or be created by an exchange of telexes or by an exchange of electronic messages on an electronic messaging system, which in each case will be sufficient for all purposes to evidence a binding supplement to this Agreement. The parties will specify therein or through another effective means that any such counterpart, telex or electronic message constitutes a Confirmation.

(f)            No Waiver of Rights. A failure or delay in exercising any right, power or privilege in respect of this Agreement will not be presumed to operate as a waiver, and a single or partial exercise of any right, power or privilege will not be presumed to preclude any subsequent or further exercise, of that right, power or privilege or the exercise of any other right, power or privilege.

(g)           Headings. The headings used in this Agreement are for convenience of reference only and are not to affect the construction of or to be taken into consideration in interpreting this Agreement.

10.	Offices; Multibranch Parties

(a)           If Section 10(a) is specified in the Schedule as applying, each party that enters into a Transaction through an Office other than its head or home office represents to the other party that, notwithstanding the place of booking office or jurisdiction of incorporation or organisation of such party, the obligations of such party are the same as if it had entered into the Transaction through its head or home office. This representation will be deemed to be repeated by such party on each date on which a Transaction is entered into.

(b)           Neither party may change the Office through which it makes and receives payments or deliveries for the purpose of a Transaction without the prior written consent of the other party.

(c)           If a party is specified as a Multibranch Party in the Schedule, such Multibranch Party may make and receive payments or deliveries under any Transaction through any Office listed in the Schedule, and the Office through which it makes and receives payments or deliveries with respect to a Transaction will be specified in the relevant Confirmation.

11.	Expenses

A Defaulting Party will, on demand, indemnify and hold harmless the other party for and against all reasonable out-of-pocket expenses, including legal fees and Stamp Tax, incurred by such other party by reason of the enforcement and protection of its rights under this Agreement or any Credit Support Document to which the Defaulting Party is a party or by reason of the early termination of any Transaction, including, but not limited to, costs of collection.

12.	Notices

(a)           Effectiveness. Any notice or other communication in respect of this Agreement may be given in any manner set forth below (except that a notice or other communication under Section 5 or 6 may not be given by facsimile transmission or electronic messaging system) to the address or number or in accordance with the electronic messaging system details provided (see the Schedule) and will be deemed effective as indicated:—

(i)	if in writing and delivered in person or by courier, on the date it is delivered;
(ii)	if sent by telex, on the date the recipient’s answerback is received;
(iii)	if sent by facsimile transmission, on the date that transmission is received by a responsible employee of the recipient in legible form (it being agreed that the burden of proving receipt will be on the sender and will not be met by a transmission report generated by the sender’s facsimile machine);
(iv)	if sent by certified or registered mail (airmail, if overseas) or the equivalent (return receipt requested), on the date that mail is delivered or its delivery is attempted; or
(v)	if sent by electronic messaging system, on the date that electronic message is received,

unless the date of that delivery (or attempted delivery) or that receipt, as applicable, is not a Local Business Day or that communication is delivered (or attempted) or received, as applicable, after the close of business on a Local Business Day, in which case that communication shall be deemed given and effective on the first following day that is a Local Business Day.

(b)           Change of Addresses. Either party may by notice to the other change the address, telex or facsimile number or electronic messaging system details at which notices or other communications are to be given to it.

13.	Governing Law and Jurisdiction

(a)           Governing Law. This Agreement will be governed by and construed in accordance with the law specified in the Schedule.

(b)           Jurisdiction. With respect to any suit, action or proceedings relating to this Agreement (“Proceedings”), each party irrevocably:—

(i)            submits to the jurisdiction of the English courts, if this Agreement is expressed to be governed by English law, or to the non-exclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan in New York City, if this Agreement is expressed to be governed by the laws of the State of New York; and

(ii)           waives any objection which it may have at any time to the laying of venue of any Proceedings brought in any such court, waives any claim that such Proceedings have been brought in an inconvenient forum and further waives the right to object, with respect to such Proceedings, that such court does not have any jurisdiction over such party.

Nothing in this Agreement precludes either party from bringing Proceedings in any other jurisdiction (outside, if this Agreement is expressed to be governed by English law, the Contracting States, as defined in Section 1(3) of the Civil Jurisdiction and Judgments Act 1982 or any modification, extension or re-enactment thereof for the time being in force) nor will the bringing of Proceedings in any one or more jurisdictions preclude the bringing of Proceedings in any other jurisdiction.

(c)           Service of Process. Each party irrevocably appoints the Process Agent (if any) specified opposite its name in the Schedule to receive, for it and on its behalf, service of process in any Proceedings. If for any reason any party’s Process Agent is unable to act as such, such party will promptly notify the other party and within 30 days appoint a substitute process agent acceptable to the other party. The parties irrevocably consent to service of process given in the manner provided for notices in Section 12. Nothing in this Agreement will affect the right of either party to serve process in any other manner permitted by law.

(d)           Waiver of Immunities. Each party irrevocably waives, to the fullest extent permitted by applicable law, with respect to itself and its revenues and assets (irrespective of their use or intended use), all immunity on the grounds of sovereignty or other similar grounds from (i) suit, (ii) jurisdiction of any court, (iii) relief by way of injunction, order for specific performance or for recovery of property, (iv) attachment of its assets (whether before or after judgment) and (v) execution or enforcement of any judgment to which it or its revenues or assets might otherwise be entitled in any Proceedings in the courts of any jurisdiction and irrevocably agrees, to the extent permitted by applicable law, that it will not claim any such immunity in any Proceedings.

14.	Definitions

As used in this Agreement:—

“Additional Termination Event” has the meaning specified in Section 5(b).

“Affected Party” has the meaning specified in Section 5(b).

“Affected Transactions” means (a) with respect to any Termination Event consisting of an Illegality, Tax Event or Tax Event Upon Merger, all Transactions affected by the occurrence of such Termination Event and (b) with respect to any other Termination Event, all Transactions.

“Affiliate” means, subject to the Schedule, in relation to any person, any entity controlled, directly or indirectly, by the person, any entity that controls, directly or indirectly, the person or any entity directly or indirectly under common control with the person. For this purpose, “control” of any entity or person means ownership of a majority of the voting power of the entity or person.

“Applicable Rate” means:—

(a)	in respect of obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Defaulting Party, the Default Rate;
(b)	in respect of an obligation to pay an amount under Section 6(e) of either party from and after the date (determined in accordance with Section 6(d)(ii)) on which that amount is payable, the Default Rate;
(c)	in respect of all other obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Non-defaulting Party, the Non-default Rate; and
(d)	in all other cases, the Termination Rate.

“Burdened Party” has the meaning specified in Section 5(b).

“Change in Tax Law” means the enactment, promulgation, execution or ratification of, or any change in or amendment to, any law (or in the application or official interpretation of any law) that occurs on or after the date on which the relevant Transaction is entered into.

“consent” includes a consent, approval, action, authorisation, exemption, notice, filing, registration or exchange control consent.

“Credit Event Upon Merger” has the meaning specified in Section 5(b).

“Credit Support Document” means any agreement or instrument that is specified as such in this Agreement.

“Credit Support Provider” has the meaning specified in the Schedule.

“Default Rate” means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the relevant payee (as certified by it) if it were to fund or of funding the relevant amount plus 1% per annum.

“Defaulting Party” has the meaning specified in Section 6(a).

“Early Termination Date” means the date determined in accordance with Section 6(a) or 6(b)(iv).

“Event of Default” has the meaning specified in Section 5(a) and, if applicable, in the Schedule.

“Illegality” has the meaning specified in Section 5(b).

“Indemnifiable Tax” means any Tax other than a Tax that would not be imposed in respect of a payment under this Agreement but for a present or former connection between the jurisdiction of the government or taxation authority imposing such Tax and the recipient of such payment or a person related to such recipient (including, without limitation, a connection arising from such recipient or related person being or having been a citizen or resident of such jurisdiction, or being or having been organised, present or engaged in a trade or business in such jurisdiction, or having or having had a permanent establishment or fixed place of business in such jurisdiction, but excluding a connection arising solely from such recipient or related person having executed, delivered, performed its obligations or received a payment under, or enforced, this Agreement or a Credit Support Document).

“law” includes any treaty, law, rule or regulation (as modified, in the case of tax matters, by the practice of any relevant governmental revenue authority) and “lawful” and “unlawful” will be construed accordingly.

“Local Business Day” means, subject to the Schedule, a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) (a) in relation to any obligation under Section 2(a)(i), in the place(s) specified in the relevant Confirmation or, if not so specified, as otherwise agreed by the parties in writing or determined pursuant to provisions contained, or incorporated by reference, in this Agreement, (b) in relation to any other payment, in the place where the relevant account is located and, if different, in the principal financial centre, if any, of the currency of such payment, (c) in relation to any notice or other communication, including notice contemplated under Section 5(a)(i), in the city specified in the address for notice provided by the recipient and, in the case of a notice contemplated by Section 2(b), in the place where the relevant new account is to be located and (d) in relation to Section 5(a)(v)(2), in the relevant locations for performance with respect to such Specified Transaction.

“Loss” means, with respect to this Agreement or one or more Terminated Transactions, as the case may be, and a party, the Termination Currency Equivalent of an amount that party reasonably determines in good faith to be its total losses and costs (or gain, in which case expressed as a negative number) in connection with this Agreement or that Terminated Transaction or group of Terminated Transactions, as the case may be, including any loss of bargain, cost of funding or, at the election of such party but without duplication, loss or cost incurred as a result of its terminating, liquidating, obtaining or reestablishing any hedge or related trading position (or any gain resulting from any of them). Loss includes losses and costs (or gains) in respect of any payment or delivery required to have been made (assuming satisfaction of each applicable condition precedent) on or before the relevant Early Termination Date and not made, except, so as to avoid duplication, if Section 6(e)(i)(1) or (3) or 6(e)(ii)(2)(A) applies. Loss does not include a party’s legal fees and out-of-pocket expenses referred to under Section 11. A party will determine its Loss as of the relevant Early Termination Date, or, if that is not reasonably practicable, as of the earliest date thereafter as is reasonably practicable. A party may (but need not) determine its Loss by reference to quotations of relevant rates or prices from one or more leading dealers in the relevant markets.

“Market Quotation” means, with respect to one or more Terminated Transactions and a party making the determination, an amount determined on the basis of quotations from Reference Market-makers. Each quotation will be for an amount, if any, that would be paid to such party (expressed as a negative number) or by such party (expressed as a positive number) in consideration of an agreement between such party (taking into account any existing Credit Support Document with respect to the obligations of such party) and the quoting Reference Market-maker to enter into a transaction (the “Replacement Transaction”) that would have the effect of preserving for such party the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) by the parties under Section 2(a)(i) in respect of such Terminated Transaction or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have been required after that date. For this purpose, Unpaid Amounts in respect of the Terminated Transaction or group of Terminated Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included. The Replacement Transaction would be subject to such documentation as such party and the Reference Market-maker may, in good faith, agree. The party making the determination (or its agent) will request each Reference Market-maker to provide its quotation to the extent reasonably practicable as of the same day and time (without regard to different time zones) on or as soon as reasonably practicable after the relevant Early Termination Date. The day and time as of which those quotations are to be obtained will be selected in good faith by the party obliged to make a determination under Section 6(e), and, if each party is so obliged, after consultation with the other. If more than three quotations are provided, the Market Quotation will be the arithmetic mean of the quotations, without regard to the quotations having the highest and lowest values. If exactly three such quotations are provided, the Market Quotation will be the quotation remaining after disregarding the highest and lowest quotations. For this purpose, if more than one quotation has the same highest value or lowest value, then one of such quotations shall be disregarded. If fewer than three quotations are provided, it will be deemed that the Market Quotation in respect of such Terminated Transaction or group of Terminated Transactions cannot be determined.

“Non-default Rate” means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the Non-defaulting Party (as certified by it) if it were to fund the relevant amount.

“Non-defaulting Party” has the meaning specified in Section 6(a).

“Office” means a branch or office of a party, which may be such party’s head or home office.

“Potential Event of Default” means any event which, with the giving of notice or the lapse of time or both, would constitute an Event of Default.

“Reference Market-makers” means four leading dealers in the relevant market selected by the party determining a Market Quotation in good faith (a) from among dealers of the highest credit standing which satisfy all the criteria that such party applies generally at the time in deciding whether to offer or to make an extension of credit and (b) to the extent practicable, from among such dealers having an office in the same city.

“Relevant Jurisdiction” means, with respect to a party, the jurisdictions (a) in which the party is incorporated, organised, managed and controlled or considered to have its seat, (b) where an Office through which the party is acting for purposes of this Agreement is located, (c) in which the party executes this Agreement and (d) in relation to any payment, from or through which such payment is made.

“Scheduled Payment Date” means a date on which a payment or delivery is to be made under Section 2(a)(i) with respect to a Transaction.

“Set-off” means set-off, offset, combination of accounts, right of retention or withholding or similar right or requirement to which the payer of an amount under Section 6 is entitled or subject (whether arising under this Agreement, another contract, applicable law or otherwise) that is exercised by, or imposed on, such payer.

“Settlement Amount” means, with respect to a party and any Early Termination Date, the sum of:—

(a) the Termination Currency Equivalent of the Market Quotations (whether positive or negative) for each Terminated Transaction or group of Terminated Transactions for which a Market Quotation is determined; and

(b) such party’s Loss (whether positive or negative and without reference to any Unpaid Amounts) for each Terminated Transaction or group of Terminated Transactions for which a Market Quotation cannot be determined or would not (in the reasonable belief of the party making the determination) produce a commercially reasonable result.

“Specified Entity” has the meaning specified in the Schedule.

“Specified Indebtedness” means, subject to the Schedule, any obligation (whether present or future, contingent or otherwise, as principal or surety or otherwise) in respect of borrowed money.

“Specified Transaction” means, subject to the Schedule, (a) any transaction (including an agreement with respect thereto) now existing or hereafter entered into between one party to this Agreement (or any Credit Support Provider of such party or any applicable Specified Entity of such party) and the other party to this Agreement (or any Credit Support Provider of such other party or any applicable Specified Entity of such other party) which is a rate swap transaction, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of these transactions), (b) any combination of these transactions and (c) any other transaction identified as a Specified Transaction in this Agreement or the relevant confirmation.

“Stamp Tax” means any stamp, registration, documentation or similar tax.

“Tax” means any present or future tax, levy, impost, duty, charge, assessment or fee of any nature (including interest, penalties and additions thereto) that is imposed by any government or other taxing authority in respect of any payment under this Agreement other than a stamp, registration, documentation or similar tax.

“Tax Event” has the meaning specified in Section 5(b).

“Tax Event Upon Merger” has the meaning specified in Section 5(b).

“Terminated Transactions” means with respect to any Early Termination Date (a) if resulting from a Termination Event, all Affected Transactions and (b) if resulting from an Event of Default, all Transactions (in either case) in effect immediately before the effectiveness of the notice designating that Early Termination Date (or, if “Automatic Early Termination” applies, immediately before that Early Termination Date).

“Termination Currency” has the meaning specified in the Schedule.

“Termination Currency Equivalent” means, in respect of any amount denominated in the Termination Currency, such Termination Currency amount and, in respect of any amount denominated in a currency other than the Termination Currency (the “Other Currency”), the amount in the Termination Currency determined by the party making the relevant determination as being required to purchase such amount of such Other Currency as at the relevant Early Termination Date, or, if the relevant Market Quotation or Loss (as the case may be), is determined as of a later date, that later date, with the Termination Currency at the rate equal to the spot exchange rate of the foreign exchange agent (selected as provided below) for the purchase of such Other Currency with the Termination Currency at or about 11:00 a.m. (in the city in which such foreign exchange agent is located) on such date as would be customary for the determination of such a rate for the purchase of such Other Currency for value on the relevant Early Termination Date or that later date. The foreign exchange agent will, if only one party is obliged to make a determination under Section 6(e), be selected in good faith by that party and otherwise will be agreed by the parties.

“Termination Event” means an Illegality, a Tax Event or a Tax Event Upon Merger or, if specified to be applicable, a Credit Event Upon Merger or an Additional Termination Event.

“Termination Rate” means a rate per annum equal to the arithmetic mean of the cost (without proof or evidence of any actual cost) to each party (as certified by such party) if it were to fund or of funding such amounts.

“Unpaid Amounts” owing to any party means, with respect to an Early Termination Date, the aggregate of (a) in respect of all Terminated Transactions, the amounts that became payable (or that would have become payable but for Section 2(a)(iii)) to such party under Section 2(a)(i) on or prior to such Early Termination Date and which remain unpaid as at such Early Termination Date and (b) in respect of each Terminated Transaction, for each obligation under Section 2(a)(i) which was (or would have been but for Section 2(a)(iii)) required to be settled by delivery to such party on or prior to such Early Termination Date and which has not been so settled as at such Early Termination Date, an amount equal to the fair market value of that which was (or would have been) required to be delivered as of the originally scheduled date for delivery, in each case together with (to the extent permitted under applicable law) interest, in the currency of such amounts, from (and including) the date such amounts or obligations were or would have been required to have been paid or performed to (but excluding) such Early Termination Date, at the Applicable Rate. Such amounts of interest will be calculated on the basis of daily compounding and the actual number of days elapsed. The fair market value of any obligation referred to in clause (b) above shall be reasonably determined by the party obliged to make the determination under Section 6(e) or, if each party is so obliged, it shall be the average of the Termination Currency Equivalents of the fair market values reasonably determined by both parties.

IN WITNESS WHEREOF the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this document.

MORGAN STANLEY CAPITAL SERVICES INC.	TILES TRUST NO 2005-1 By LASALLE BANK NATIONAL ASSOCIATION As Trustee
By: /s/ John Kehoe	By: /s/ Andy Streepey
Name: John Kehoe Title: Vice President Date: January 6, 2006	Name: Andy Streepey Title: Assistant Vice President Date: January 6, 2006

18

SCHEDULE

TO THE

MASTER AGREEMENT

dated as of January 6, 2006

between

MORGAN STANLEY CAPITAL SERVICES, INC.

(“Party A”)

and

TILES TRUST NO. 2005-1

(“Party B” or the “Trust”)

Part 1.	Termination Provisions.
(a)

“Breach of Agreement”, “Credit Support Default” “Misrepresentation”, “Default Under Specified Transaction”, “Cross-Default”, “Bankruptcy”: Section 5(a)(ii), Section 5(a)(iv), Section 5(a)(v) and Section 5(a)(vi) will not apply to Party A or Party B. Section 5(a)(iii) will not apply where Party B would be the Defaulting Party.

(b)	“Bankruptcy”: Section 5(a)(vii), where Party B would be the Defaulting Party, is amended as follows:

by deleting clause (2);

by deleting in clause (6) the words “seeks or” and the words “, trustee, custodian”

by deleting clause (7); and

by deleting clause (9).

(b)	“Tax Event”; “Tax Event Upon Merger” “Credit Event Upon Merger”: Section 5(b)(ii), Section 5(b)(iii) and Section 5(b)(iv) will not apply to Party A or Party B.
(c)	The “Automatic Early Termination” provisions of Section 6(a) will not apply to Party A or Party B.
(d)

Payments on Early Termination. “Market Quotation” and “Second Method” will apply for purposes of Section 6(e) of this Agreement; provided, however, that in the case of (1) a Downgrade Additional Termination Event; (2) an Additional Termination Event resulting solely from an Excess Expense Event under the Trust Agreement or (3) an Early Termination Date occurring solely as a result of an Event of Default with respect to Party A, any amount payable by Party B to Party A pursuant to Section 6(e) of the Agreement in respect of such Early Termination Date shall be limited to the amount available for such payment in accordance with the terms of the Trust Agreement.

(e)	“Termination Currency” means United States Dollars.
(f)	Additional Termination Event will apply.

19

(i)          Any “Trust Wind-Up Event” under the Trust Agreement, of even date herewith (the “Trust Agreement”), between Party B and LaSalle Bank National Association, shall constitute an Additional Termination Event. Party B shall be the Affected Party and all Transactions shall be Affected Transactions.

If a Trust Wind-Up Event has occurred and Party A has not designated an Early Termination Date in accordance with Section 6(b) of the Master Agreement, as applicable, within three Business Days after receiving written notice from Party B, then Party B shall be entitled to designate an Early Termination Date.
(ii) It shall be an Additional Termination Event, with Party B as the Affected Party and all Transactions as Affected Transactions, if the Underlying Security Issuer or Underlying Security Guarantor (as defined in the Trust Agreement) effects an early redemption of the Underlying Securities (as defined in the Trust Agreement). In the event that the relevant redemption of the Underlying Securities in only in part, such Additional Termination Event shall occur with respect to a portion of the Notional Amount of each Transaction corresponding to the portion of the Underlying Securities which have been redeemed.
(iii) It shall be an Additional Termination Event with Party A as the Affected Party and all Transactions as Affected Transactions (a “Downgrade Additional Termination Event”), if (x) the First Rating Condition (as defined below) occurs and Party A fails to take one of the measures described in (g)(i) or (g)(ii) below within 30 days following the occurrence of the First Rating Condition or (ii) the Second Rating Condition (as defined below) occurs and Party A fails to take the measure described in (g)(ii) below within 10 days following the occurrence of the Second Rating Condition
(g)	Downgrade Additional Termination Event.
(i) In the event that the short-term rating of Party A’s Credit Support Provider (or of Party A if no Credit Support Provider is applicable) is below “A-1” by S&P (such circumstance the “First Rating Condition”), Party A shall, at Party A’s sole expense, within 30 days following the occurrence of such First Rating Condition and unless and until either (I) such First Rating Condition ceases to exist or (II) a transfer to a Swap Transferee has occurred in accordance with clause (g)(ii) below, provide collateral in accordance with the terms of an ISDA Credit Support Annex with respect to which the Rating Agency Condition has been satisfied (and such obligation shall be in addition to and not in lieu of any obligations of Party A under (g)(ii) below).
(ii) In the event that the long-term rating of Party A’s Credit Support Provider (or of Party A if no Credit Support Provider is applicable) is not above “BBB-“ by S&P or its short-term rating is not better than “A3” by S&P (such condition the “Second Rating Condition”) Party A shall, at Party A’s sole expense and within 10 days following the occurrence of such Second Rating Condition, transfer all its rights and obligations under each Transaction hereunder (together or severally) to an affiliate or third party which (x) has (or whose obligations are supported by a Credit Support Provider that has) ratings such that the First Rating Condition ceases to be met, (y) causes the Rating Agency Condition to be satisfied with respect to such transfer and (z) will not cause the swap

20

counterparty to become a Disqualified Swap Counterparty as defined in the Trust Agreement (a “Swap Transferee”), in each case pursuant to a written agreement in which the Swap Transferee assumes such rights and obligations. The Transactions hereunder may be transferred severally to more than one Swap Transferee.

An ISDA Credit Support Annex may be acknowledged in advance of any First Rating Condition by S&P for purposes of this Agreement and the Rating Agency Condition and any such Credit Support Annex so acknowledged by S&P will be deemed to satisfy the Rating Agency Condition for purposes of the foregoing paragraph (g)(i).

Notwithstanding Section 7 of the ISDA Master Agreement, the parties agree that Party A may transfer its rights and obligations as set out above, and Party B agrees to take such steps as are necessary to allow such transfer.

Part 2. Tax Representations.

(a)          Payer Tax Representations. For the purpose of Section 3(e), Party A and Party B each makes the following representation:-

It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(a)(iii), 2(e), 6(d)(ii) or 6(e)) to be made by it to the other party under this Agreement. In making this representation, it may rely on:-

(i)	the accuracy of any representation made by the other party pursuant to Section 3(f);
(ii)

the satisfaction of the agreement of the other party contained in Section 4(a)(i) or 4(a)(iii) and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii); and

(iii)	the satisfaction of the agreement of the other party contained in Section 4(d);
provided that it shall not be a breach of this representation where reliance is placed on clause (ii), and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b)	Payee Tax Representations. For the purposes of Section 3(f), Party A represents that it is a limited company duly organized under the laws of the United Kingdom.

Part 3. Agreement to Deliver Documents.

Party required to deliver document	Form/Document/ Certificate	Date by which to be delivered	Covered by Section 3(d) Representation

21

Party A and Party B

Either (1) a signature booklet containing secretary’s certificate and resolutions (“authorizing resolutions”) authorizing the party to enter into derivatives transactions of the type contemplated by the parties or (2) a secretary’s certificate, authorizing resolutions and incumbency certificate for such party and any Credit Support Provider of such party reasonably satisfactory in form and substance to the other party.

		The earlier of the fifth Business Day after the Trade Date of the first Transaction or upon execution of this Agreement and as deemed necessary for any further documentation.	Yes
Party B

Certified copies of documents evidencing Party B’s capacity to execute this Agreement, each Confirmation and any Credit Support Document (if applicable) and to perform its obligations hereunder and thereunder.

		As soon as practicable after the execution of this Agreement.	Yes
Party B	A written opinion of legal counsel to Party B, reasonably satisfactory in form and substance to Party A.	Upon execution of this Agreement and as deemed necessary for any further documentation.	No
Party A and Party B	Such other documents as the other party may reasonably request	Upon request.	No

Part 4.	Miscellaneous.
(a)	Addresses for Notices. For the purpose of Section 12(a):-
(i)	Address for notice or communications to Party A:-
Morgan Stanley Capital Services Inc.
c/o Morgan Stanley & Co. Incorporated
1585 Broadway, 3rd Floor
New York, New York 10036
Attention: Derivative Products Group - Documentation
Facsimile No.: 212-761-0580 Telephone No.: 212-761-2533

22

With a mandatory copy to:

Morgan Stanley & Co. Incorporated
1585 Broadway, 3rd Floor
New York, New York 10036
Attention: Derivative Products Group – Documentation

(ii)	Address for notice or communications to Party B:-
TILES Trust No. 2005-1
c/o LaSalle Bank National Association, as Trustee
135 S LaSalle Street, Suite 1625
Chicago, Illinois 60603
Attn: Asset-Backed Securities Trust Services Group-TILES Trust No. 2005-1
Facsimile No.: 312-904-2084 Telephone No.: 312-904-9387
(b)

Notices. Section 12(a) is amended by adding in the third line thereof after the phrase “messaging system” and before the “)” the words, “ provided, however, any such notice or other communication may be given by facsimile transmission if telex is unavailable, no telex number is supplied to the party providing notice, or if answer back confirmation is not received from the party to whom the telex is sent.”

(c)	Process Agent. For the purpose of Section 13(c) of this Agreement, Party B irrevocably appoints as its Process Agent:

Same as above address for notices

(d)	Offices. The provisions of Section 10(a) will apply to Party A and to Party B.
(e)	Multibranch Party. For the purpose of Section 10(c):-
Party A is not a Multibranch Party.
Party B is not a Multibranch Party.
(f)	“Calculation Agent” means Party A.
(g)

“Credit Support Document” means any credit support annex, any Confirmation and any other document any of which by its terms secures, guarantees or otherwise supports either or both parties’ obligations under this Agreement, including, but not limited to, the guarantee of Morgan Stanley set forth in a letter to the Trust.

(h)	Credit Support Provider means in relation to Party A: Morgan Stanley.
(i)

Governing Law; Jurisdiction. This Agreement, any Credit Support Document and each Confirmation will be governed by and constructed in accordance with the laws of the State of New York, without reference to its choice of law doctrine. Section 13(b) is amended by: (1) deleting “non-” from the second line of clause (i); and (2) deleting the final paragraph.

23

(j)

Waiver of Jury Trial. Each party waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

(k)	Netting of Payment. Clause (ii) of Section 2(c) will not apply.
(l)	“Affiliate” has the meaning specified in Section 14, but excludes Morgan Stanley Derivative Products Inc.
Part 5.	Other Provisions.
(a)	Trustee Capacity. It is expressly understood and agreed by the parties hereto that insofar as this Agreement is executed on behalf of the Trust (i) this Agreement is executed and delivered by LaSalle Bank National Association, not in its individual capacity but solely as Trustee under the Trust Agreement in the exercise of the powers and authority conferred and vested in it, (ii) each of the representations, undertakings and agreements herein made on the part of the Trust is made and intended not as representations, warranties, covenants, undertakings and agreements by LaSalle Bank National Association in its individual capacity but is made and intended for the purpose of binding only the Trust and (iii) under no circumstances shall LaSalle Bank National Association in its individual capacity be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Agreement.
(B)	Additional Representations. Section 3 is hereby amended by adding at the end thereof the following Subparagraphs:

“(g) It is an “Eligible Contract Participant” as defined in Section 1a(12) of the Commodity Exchange Act, as amended.

(h) It has entered into this Agreement (including each Transaction evidenced hereby) in conjunction with its line of business (including financial intermediation services) or the financing of its business.

(i) Non-Reliance. It is acting for its own account, and it has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction shall not be considered investment advice or a recommendation to enter into that Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of that Transaction.

(j) Assessment and Understanding. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction. It is also capable of assuming, and assumes, the risks of that Transaction.

24

(k) Status of Parties. The other party is not acting as a fiduciary for or adviser to it in respect of that Transaction. It is entering into this Agreement, any Credit Support Document to which it is a party, each Transaction and any other documentation relating to this Agreement or any Transaction as principal (and not as agent or in any other capacity, fiduciary or otherwise).”
(c)	Confirmations. Party A will deliver to Party B a Confirmation relating to each Transaction.
(d)

Security. As collateral security for the prompt and complete payment and performance when due of the obligations of Party B hereunder, Party B hereby grants to Party A a continuing security interest in all of Party B’s right, title and interest in the Trust Property as such term is defined in the Trust Agreement pursuant to which Party B was formed. Such security interest shall remain in full force and effect until Party A has received amounts due to it hereunder.

(e)	Further Acknowledgments. Each party agrees and acknowledges that:
(i)

Each transfer of funds, securities or other property under this Agreement or any Transaction hereunder constitutes a transfer that may not be avoided under Sections 544, 545, 547, 548(a)(2) or 548(b) of Title 11 of the United States Code (the “Bankruptcy Code”).

(ii)

The rights given to each party hereunder upon an Event of Default by the other to cause the liquidation and termination of this Agreement and each Transaction hereunder, and to set off mutual debts and claims in connection therewith, may not be stayed, limited or avoided under the Bankruptcy Code, including, without limitation, Section 362, 365(c) or 105(a) thereof.

(f)

Setoff and Related Matters. The obligations of the Parties under this Agreement will not be subject to rights of setoff, other than in respect of Transactions documented made or other obligations arising under this Agreement.

(g)

Non-Petition. Prior to the date that is one year and one day after all distributions in respect of the Units issued by the Trust have been made, Party A shall not take any action, institute any proceeding, join in any action or proceeding or otherwise cause any action or proceeding against the Trust under the United States Bankruptcy Code or any other liquidation, insolvency, bankruptcy, moratorium, reorganization or similar law (“Insolvency Law”) applicable to the Trust, now or hereafter in effect, or which would be reasonably likely to cause the Trust to be subject to, or seek the protection of, any such Insolvency Law.

(h)	Rating Agency Condition. No amendment to this Agreement shall take effect unless and until the Rating Agencies Condition specified in the Trust Agreement shall be satisfied with respect to such amendment. For the avoidance of doubt, no transfer of this Agreement in accordance with Section 7 of the ISDA Master Agreement or otherwise may be made except to an eligible Swap Transferee in accordance with Part 1(g) of the Schedule above.

25

IN WITNESS WHEREOF, the parties have executed this Schedule by their duly authorized officers as of the date hereof.

MORGAN STANLEY CAPITAL SERVICES, INC.

By:	/s/ John Kehoe
Name:	John Kehoe
Title:	Vice President
Date:	January 6, 2006

TILES TRUST NO. 2005-1

By: LaSalle Bank National Association, as Trustee

By:	/s/ Andy Streepey
Name:	Andy Streepey
Title:	Assistant Vice President
Date:	January 6, 2006

MORGAN STANLEY & CO. INCORPORATED hereby agrees to and acknowledges its role as agent for both parties in accordance with Part 5(g) of the Schedule above.

MORGAN STANLEY & CO. INCORPORATED

By:	/s/ John Kehoe
Name:	John Kehoe
Title:	Attorney-In-Fact
Date:	January 6, 2006

MORGAN STANLEY

Date:	January 6, 2006

To:	TILES Trust No. 2005-1	From:	Morgan Stanley Capital Services Inc.

Attn:	Asset-Backed Securities Group TILES Trust No. 2005-1	Contact:	Derivatives Client Services Group
Fax:	312-904-2084
		Fax:	646-202-9190
Tel:	312-904-9387
Fax:	312-904-2084	Tel:	212-761-2996

Re: Interest Rate Swap Transaction. MS Reference Number SQ9Y7

The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into between TILES Trust No. 2005-1 (“Party B”) and Morgan Stanley Capital Services Inc. (“Party A”) on the Trade Date specified below (the “Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the Agreement below.

The definitions and provisions (the “2000 Definitions”) contained in the 2000 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc. (“ISDA”)) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and this Confirmation, this Confirmation will govern.

1.           This Confirmation supplements, forms a part of, and is subject to, the 1992 ISDA Master Agreement (Multicurrency-Cross Border) dated as of January 6, 2006, as amended and supplemented from time to time (the "Agreement"), between you and us. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

2.            The terms of the Transaction to which this Confirmation relates are as follows:

Trade Date:	December 21, 2005

Effective Date:	January 6, 2006

Termination Date:	August 1, 2035.

Notional Amount:	$20,000,000

Business Days:	New York and Chicago

Business Day Convention:	Following

Calculation Agent:	Party A

Calculation Conventions:	Intermediate calculations rounded to five decimal places; coupon rounded to three decimal places.

I. Floating Amounts:

Floating Rate Payer:	Party A

1

MORGAN STANLEY

Party A Floating Rate Option:	USD-Treasury-10YCMT per 2000 ISDA definitions, subject to a maximum value of 7.65% per annum and a minimum value of minus 0.35% per annum

Spread:	Plus 0.35% per annum.

Floating Rate Payer Payment Dates:	Each February 1 and August 1, beginning on February 1, 2006, subject to adjustment in accordance with Following business day convention.

Party A Day Count Fraction:	30/360

Reset Dates:	The first day of each Floating Rate Payer Calculation Period.

Additional Fallback Provision:

If the Floating Rate Option for any Reset Date is not otherwise determined in accordance with the ISDA Definitions, the Floating Rate Option for such Reset Date will be determined by the Calculation Agent by taking the average of quotes received from five independent dealers selected at the discretion of the Calculation Agent, using the most recently available definition of the Floating Rate Option published by the Federal Reserve Board.

II. Fixed Amounts:

Fixed Rate Payer:	Party B

Fixed Rate:	5.805% per annum

Fixed Rate Payer Payment Dates:	Each February 1 and August 1, beginning on February 1, 2006, subject to adjustment in accordance with Following business day convention.

Fixed Rate Day Count Fraction:	30/360

2

MORGAN STANLEY

3.            Payments Suspensions. If any payment with respect to the Underlying Securities is not received by Party B by 12 noon (New York City time) on a Party B Payment Date, Party B will not be obligated to pay Party A until the next Business Day that Party B is in receipt of proceeds of such payment prior to 12 noon (without interest unless Paragraph 4 applies). In that circumstance, Party A will have the right to suspend is payments (without interest unless Paragraph 4 applies) until it receives the amounts due to it. If there is a Security Default on the Underlying Securities, then all obligations of both parties hereunder shall be reinstated subject to the other provisions of this Agreement.

4.            Deferral of Payments. If the Underlying Security Issuer has deferred payments of interest on the Underlying Securities, Party A’s and Party B’s payments will also be deferred. During a deferral period with respect to the Underlying Securities, payments by each party will continue to accrue at the applicable Fixed Rate (in the case of Party B) or Floating Rate Option plus Spread (in the case of Party A) for the relevant period. However, in the case of Party A no compounding will occur; i.e., deferred payments by Party A will not bear interest. At the conclusion of a deferral period, (i) Party A will pay to Party B its deferred payments, and (ii) Party B will pay to Party A its deferred payments plus any interest received by Party B under the Underlying Securities in respect of the deferred payments on the Underlying Securities that correspond to Party B’s deferred payments.

5.             Additional Definitions. Capitalized terms used but not defined herein, in the 2000 Definitions or in the Agreement shall have the meanings set forth in the Trust Agreement for Party B.

6.             Account Details.

Payments to Party A:	As per standard settlement instructions
Operations Contact:
Payments to Party B:	LaSalle Bank, Chicago, Illinois ABA No. 071 000 505 Reference: TILES 2005-1 LaSalle CHGO / CTR / BNF: / LASALLE TRUST A/C# 723313.1
Operations Contact:

3

MORGAN STANLEY

Please confirm that the foregoing correctly sets forth the terms of our agreement MS Reference Number SQ9Y7 by executing this Confirmation and returning it to us.

Best Regards,

MORGAN STANLEY CAPITAL SERVICES INC.

BY:  /s/ John Kehoe

Name:	John Kehoe
Title:	Vice President

Acknowledged and agreed as of the date first written above:

TILES TRUST NO. 2005-1

BY: LaSalle Bank National Association,

solely as Trustee and not in its individual capacity.

BY:  /s/ Andy Streepey

Name:	Andy Streepey
Title:	Assistant Vice President

Schedule III-B

(Forward Rate Swap Confirm with effective date of January 6, 2006)

MORGAN STANLEY

Date:	January 6, 2006

To:	TILES Trust No. 2005-1	From:	Morgan Stanley Capital Services Inc.

Attn:	Asset-Backed Securities Group TILES Trust No. 2005-1	Contact:	Derivatives Client Services Group

Fax:	312-904-2084	Fax:	646-202-9190

Tel:	312-904-9387	Tel:	212-761-2996

Re: Forward Rate Agreement Transaction. MS Reference Number SQ9Y8, relating to: MS Reference Number SQ9Y9
MS Reference Number SQ9YA MS Reference Number SQ99B

The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into between TILES Trust No. 2005-1 (“Party B”) and Morgan Stanley Capital Services Inc. (“Party A”) on the Trade Date specified below (the “Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the Agreement below.

The definitions and provisions (the “2000 Definitions”) contained in the 2000 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc. (“ISDA”)) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and this Confirmation, this Confirmation will govern.

1.             This Confirmation supplements, forms a part of, and is subject to, the 1992 ISDA Master Agreement (Multicurrency-Cross Border) dated as of January 6, 2006, as amended and supplemented from time to time (the "Agreement"), between you and us. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

2.	The terms of the Transaction to which this Confirmation relates are as follows:
Trade Date:	December 21, 2005

Effective Date:	January, 2006

Termination Date:	February 1, 2006

Notional Amount:	$20,000,000

Business Days:	New York and Chicago

Business Day Convention:	Following

Calculation Agent:	Party A

Calculation Conventions:	Intermediate calculations rounded to five decimal places; coupon rounded to three decimal places.
I. Floating Amounts:

Floating Rate Payer:	Party A

1

MORGAN STANLEY

Party A Floating Rate Option:	The Forward Rate (as defined below) as determined on a Reset Date occurring on the Effective Date.

Forward Rate:

The excess, if any, of (i) 7.65% per annum over (ii) the Ten Year Constant Maturity Treasury index (the “Base Floating Rate”); provided, however, that if the rate in (ii) is a negative rate, the Forward Rate will be 7.65% per annum plus the lesser of (x) 0.35% per annum and (y) the absolute value of the amount (expressed as a rate per annum), if any, by which the rate for the relevant period is less than 0% per annum.

Spread:	Not applicable

Floating Rate Payer Payment Date:	The Termination Date

Party A Day Count Fraction:	30/360

Additional Fallback Provision:

If the Base Floating Rate for any Reset Date is not otherwise determined in accordance with the ISDA Definitions, the Base Floating Rate for such Reset Date will be determined by the Calculation Agent by taking the average of quotes received from five independent dealers selected at the discretion of the Calculation Agent, using the most recently available definition of the Base Floating Rate published by the Federal Reserve Board.

II. Fixed Amounts:

Fixed Amount Payer:	Party B

Fixed Rate:	USD 44,000

Fixed Amount Payment Date:	January 6, 2006

2

MORGAN STANLEY

3.            Payments Suspensions. If any payment with respect to the Underlying Securities is not received by Party B by 12 noon (New York City time) on a Party B Payment Date, Party B will not be obligated to pay Party A until the next Business Day that Party B is in receipt of proceeds of such payment prior to 12 noon (without interest unless Paragraph 4 applies). In that circumstance, Party A will have the right to suspend is payments (without interest unless Paragraph 4 applies) until it receives the amounts due to it. If there is a Security Default on the Underlying Securities, then all obligations of both parties hereunder shall be reinstated subject to the other provisions of this Agreement.

4.            Deferral of Payments. If the Underlying Security Issuer has deferred payments of interest on the Underlying Securities, Party A’s and Party B’s payments will also be deferred. During a deferral period with respect to the Underlying Securities, payments by each party will continue to accrue at the applicable Fixed Rate (in the case of Party B) or Floating Rate Option plus Spread (in the case of Party A) for the relevant period. However, in the case of Party A no compounding will occur; i.e., deferred payments by Party A will not bear interest. At the conclusion of a deferral period, (i) Party A will pay to Party B its deferred payments, and (ii) Party B will pay to Party A its deferred payments plus any interest received by Party B under the Underlying Securities in respect of the deferred payments on the Underlying Securities that correspond to Party B’s deferred payments.

5.             Additional Definitions. Capitalized terms used but not defined herein, in the 2000 Definitions or in the Agreement shall have the meanings set forth in the Trust Agreement for Party B.

6.             Assignment. Notwithstanding Section 7 of the Agreement, Party B may elect at any time, without the consent of Party A, to assign its rights under this Transaction to a substitute counterparty selected by the Selling Agent upon the request of the Trustee acting at the direction of the Unitholders, provided that (i) S&P confirms that such assignment would not cause it to reduce, qualify or withdraw its rating of the Units and (ii) the Trustee receives an opinion of counsel that such assignment would not cause the Trust to fail to satisfy the requirements of Rule 3a-7 under the Investment Company Act..

7.	Account Details.
Payments to Party A:		As per standard settlement instructions
Operations Contact:
Payments to Party B:		LaSalle Bank, Chicago, Illinois ABA No. 071 000 505 Reference: TILES 2005-1 LaSalle CHGO / CTR / BNF: / LASALLE TRUST A/C# 723313.1
Operations Contact:

3

MORGAN STANLEY

Please confirm that the foregoing correctly sets forth the terms of our agreement MS Reference Number SQ9Y8 by executing this Confirmation and returning it to us.

Best Regards,

MORGAN STANLEY CAPITAL SERVICES INC.

BY: /s/ John Kehoe

Name:	John Kehoe
Title:	Vice President

TILES TRUST NO. 2005-1

BY: LaSalle Bank National Association,

solely as Trustee and not in its individual capacity.

BY: /s/ Andy Streepey

Name:	Andy Streepey
Title:	Assistant Vice President

Schedule III-C

(Forward Rate Swap Confirm with effective date of February 1, 2006)

MORGAN STANLEY

Date:	January 6, 2006

To:	TILES Trust No. 2005-1	From:	Morgan Stanley Capital Services Inc.

Attn:	Asset-Backed Securities Group TILES Trust No. 2005-1	Contact:	Derivatives Client Services Group

Fax:	312-904-2084	Fax:	646-202-9190

Tel:	312-904-9387	Tel:	212-761-2996

Re: Forward Rate Agreement Transaction. MS Reference Number SQ9Y9, relating to: MS Reference Number SQ9Y8
MS Reference Number SQ9YA MS Reference Number SQ99B

The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into between TILES Trust No. 2005-1 (“Party B”) and Morgan Stanley Capital Services Inc. (“Party A”) on the Trade Date specified below (the “Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the Agreement below.

The definitions and provisions (the “2000 Definitions”) contained in the 2000 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc. (“ISDA”)) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and this Confirmation, this Confirmation will govern.

1.             This Confirmation supplements, forms a part of, and is subject to, the 1992 ISDA Master Agreement (Multicurrency-Cross Border) dated as of January 6, 2006, as amended and supplemented from time to time (the "Agreement"), between you and us. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

2.	The terms of the Transaction to which this Confirmation relates are as follows:
Trade Date:	December 21, 2005

Effective Date:	February 1, 2006

Termination Date:	August 1, 2006

Notional Amount:	$20,000,000

Business Days:	New York and Chicago

Business Day Convention:	Following

Calculation Agent:	Party A

Calculation Conventions:	Intermediate calculations rounded to five decimal places; coupon rounded to three decimal places.
I. Floating Amounts:

Floating Rate Payer:	Party A

1

MORGAN STANLEY

Party A Floating Rate Option:	The Forward Rate (as defined below) as determined on a Reset Date occurring on the Effective Date.

Forward Rate:

The excess, if any, of (i) 7.65% per annum over (ii) the Ten Year Constant Maturity Treasury index (the “Base Floating Rate”); provided, however, that if the rate in (ii) is a negative rate, the Forward Rate will be 7.65% per annum plus the lesser of (x) 0.35% per annum and (y) the absolute value of the amount (expressed as a rate per annum), if any, by which the rate for the relevant period is less than 0% per annum.

Spread:	Not applicable

Floating Rate Payer Payment Date:	The Termination Date

Party A Day Count Fraction:	30/360

Additional Fallback Provision:

If the Base Floating Rate for any Reset Date is not otherwise determined in accordance with the ISDA Definitions, the Base Floating Rate for such Reset Date will be determined by the Calculation Agent by taking the average of quotes received from five independent dealers selected at the discretion of the Calculation Agent, using the most recently available definition of the Base Floating Rate published by the Federal Reserve Board.

II. Fixed Amounts:

Fixed Amount Payer:	Party B

Fixed Rate:	USD 296,000

Fixed Amount Payment Date:	January 6, 2006

2

MORGAN STANLEY

3.            Payments Suspensions. If any payment with respect to the Underlying Securities is not received by Party B by 12 noon (New York City time) on a Party B Payment Date, Party B will not be obligated to pay Party A until the next Business Day that Party B is in receipt of proceeds of such payment prior to 12 noon (without interest unless Paragraph 4 applies). In that circumstance, Party A will have the right to suspend is payments (without interest unless Paragraph 4 applies) until it receives the amounts due to it. If there is a Security Default on the Underlying Securities, then all obligations of both parties hereunder shall be reinstated subject to the other provisions of this Agreement.

4.            Deferral of Payments. If the Underlying Security Issuer has deferred payments of interest on the Underlying Securities, Party A’s and Party B’s payments will also be deferred. During a deferral period with respect to the Underlying Securities, payments by each party will continue to accrue at the applicable Fixed Rate (in the case of Party B) or Floating Rate Option plus Spread (in the case of Party A) for the relevant period. However, in the case of Party A no compounding will occur; i.e., deferred payments by Party A will not bear interest. At the conclusion of a deferral period, (i) Party A will pay to Party B its deferred payments, and (ii) Party B will pay to Party A its deferred payments plus any interest received by Party B under the Underlying Securities in respect of the deferred payments on the Underlying Securities that correspond to Party B’s deferred payments.

5.             Additional Definitions. Capitalized terms used but not defined herein, in the 2000 Definitions or in the Agreement shall have the meanings set forth in the Trust Agreement for Party B.

6.             Assignment. Notwithstanding Section 7 of the Agreement, Party B may elect at any time, without the consent of Party A, to assign its rights under this Transaction to a substitute counterparty selected by the Selling Agent upon the request of the Trustee acting at the direction of the Unitholders, provided that (i) S&P confirms that such assignment would not cause it to reduce, qualify or withdraw its rating of the Units and (ii) the Trustee receives an opinion of counsel that such assignment would not cause the Trust to fail to satisfy the requirements of Rule 3a-7 under the Investment Company Act..

7.	Account Details.
Payments to Party A:		As per standard settlement instructions
Operations Contact:
Payments to Party B:		LaSalle Bank, Chicago, Illinois ABA No. 071 000 505 Reference: TILES 2005-1 LaSalle CHGO / CTR / BNF: / LASALLE TRUST A/C# 723313.1
Operations Contact:

3

MORGAN STANLEY

Please confirm that the foregoing correctly sets forth the terms of our agreement MS Reference Number SQ9Y9 by executing this Confirmation and returning it to us.

Best Regards,

MORGAN STANLEY CAPITAL SERVICES INC.

BY: /s/ John Kehoe

Name:	John Kehoe
Title:	Vice President

TILES TRUST NO. 2005-1

BY: LaSalle Bank National Association,

solely as Trustee and not in its individual capacity.

BY: /s/ Andy Streepey

Name:	Andy Streepey
Title:	Assistant Vice President

Schedule III-D

(Forward Rate Swap Confirm with effective date of August 1, 2006)

MORGAN STANLEY

Date:	January 6, 2006

To:	TILES Trust No. 2005-1	From:	Morgan Stanley Capital Services Inc.

Attn:	Asset-Backed Securities Group TILES Trust No. 2005-1	Contact:	Derivatives Client Services Group

Fax:	312-904-2084	Fax:	646-202-9190

Tel:	312-904-9387	Tel:	212-761-2996

Re: Forward Rate Agreement Transaction. MS Reference Number SQ9YA, relating to: MS Reference Number SQ9Y8
MS Reference Number SQ9Y9 MS Reference Number SQ99B

The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into between TILES Trust No. 2005-1 (“Party B”) and Morgan Stanley Capital Services Inc. (“Party A”) on the Trade Date specified below (the “Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the Agreement below.

The definitions and provisions (the “2000 Definitions”) contained in the 2000 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc. (“ISDA”)) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and this Confirmation, this Confirmation will govern.

1.             This Confirmation supplements, forms a part of, and is subject to, the 1992 ISDA Master Agreement (Multicurrency-Cross Border) dated as of January 6, 2006, as amended and supplemented from time to time (the "Agreement"), between you and us. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

2.	The terms of the Transaction to which this Confirmation relates are as follows:
Trade Date:	December 21, 2005

Effective Date:	August 1, 2006

Termination Date:	February 1, 2007

Notional Amount:	$20,000,000

Business Days:	New York and Chicago

Business Day Convention:	Following

Calculation Agent:	Party A

Calculation Conventions:	Intermediate calculations rounded to five decimal places; coupon rounded to three decimal places.
I. Floating Amounts:

Floating Rate Payer:	Party A

1

MORGAN STANLEY

Party A Floating Rate Option:	The Forward Rate (as defined below) as determined on a Reset Date occurring on the Effective Date.

Forward Rate:

The excess, if any, of (i) 7.65% per annum over (ii) the Ten Year Constant Maturity Treasury index (the “Base Floating Rate”); provided, however, that if the rate in (ii) is a negative rate, the Forward Rate will be 7.65% per annum plus the lesser of (x) 0.35% per annum and (y) the absolute value of the amount (expressed as a rate per annum), if any, by which the rate for the relevant period is less than 0% per annum.

Spread:	Not applicable

Floating Rate Payer Payment Date:	The Termination Date

Party A Day Count Fraction:	30/360

Additional Fallback Provision:

If the Base Floating Rate for any Reset Date is not otherwise determined in accordance with the ISDA Definitions, the Base Floating Rate for such Reset Date will be determined by the Calculation Agent by taking the average of quotes received from five independent dealers selected at the discretion of the Calculation Agent, using the most recently available definition of the Base Floating Rate published by the Federal Reserve Board.

II. Fixed Amounts:

Fixed Amount Payer:	Party B

Fixed Rate:	USD 286,000

Fixed Amount Payment Date:	January 6, 2006

2

MORGAN STANLEY

3.            Payments Suspensions. If any payment with respect to the Underlying Securities is not received by Party B by 12 noon (New York City time) on a Party B Payment Date, Party B will not be obligated to pay Party A until the next Business Day that Party B is in receipt of proceeds of such payment prior to 12 noon (without interest unless Paragraph 4 applies). In that circumstance, Party A will have the right to suspend is payments (without interest unless Paragraph 4 applies) until it receives the amounts due to it. If there is a Security Default on the Underlying Securities, then all obligations of both parties hereunder shall be reinstated subject to the other provisions of this Agreement.

4.            Deferral of Payments. If the Underlying Security Issuer has deferred payments of interest on the Underlying Securities, Party A’s and Party B’s payments will also be deferred. During a deferral period with respect to the Underlying Securities, payments by each party will continue to accrue at the applicable Fixed Rate (in the case of Party B) or Floating Rate Option plus Spread (in the case of Party A) for the relevant period. However, in the case of Party A no compounding will occur; i.e., deferred payments by Party A will not bear interest. At the conclusion of a deferral period, (i) Party A will pay to Party B its deferred payments, and (ii) Party B will pay to Party A its deferred payments plus any interest received by Party B under the Underlying Securities in respect of the deferred payments on the Underlying Securities that correspond to Party B’s deferred payments.

5.             Additional Definitions. Capitalized terms used but not defined herein, in the 2000 Definitions or in the Agreement shall have the meanings set forth in the Trust Agreement for Party B.

6.             Assignment. Notwithstanding Section 7 of the Agreement, Party B may elect at any time, without the consent of Party A, to assign its rights under this Transaction to a substitute counterparty selected by the Selling Agent upon the request of the Trustee acting at the direction of the Unitholders, provided that (i) S&P confirms that such assignment would not cause it to reduce, qualify or withdraw its rating of the Units and (ii) the Trustee receives an opinion of counsel that such assignment would not cause the Trust to fail to satisfy the requirements of Rule 3a-7 under the Investment Company Act..

7.	Account Details.
Payments to Party A:		As per standard settlement instructions
Operations Contact:
Payments to Party B:		LaSalle Bank, Chicago, Illinois ABA No. 071 000 505 Reference: TILES 2005-1 LaSalle CHGO / CTR / BNF: / LASALLE TRUST A/C# 723313.1
Operations Contact:

3

MORGAN STANLEY

Please confirm that the foregoing correctly sets forth the terms of our agreement MS Reference Number SQ9YA by executing this Confirmation and returning it to us.

Best Regards,

MORGAN STANLEY CAPITAL SERVICES INC.

BY: /s/ John Kehoe

Name:	John Kehoe
Title:	Vice President

TILES TRUST NO. 2005-1

BY: LaSalle Bank National Association,

solely as Trustee and not in its individual capacity.

BY: /s/ Andy Streepey

Name:	Andy Streepey
Title:	Assistant Vice President

Schedule III-E

(Forward Rate Swap Confirm with effective date of February 1, 2007)

MORGAN STANLEY

Date:	January 6, 2006

To:	TILES Trust No. 2005-1	From:	Morgan Stanley Capital Services Inc.

Attn:	Asset-Backed Securities Group TILES Trust No. 2005-1	Contact:	Derivatives Client Services Group

Fax:	312-904-2084	Fax:	646-202-9190

Tel:	312-904-9387	Tel:	212-761-2996

Re: Forward Rate Agreement Transaction. MS Reference Number SQ99B, relating to: MS Reference Number SQ9Y8
MS Reference Number SQ9Y9 MS Reference Number SQ9YA

The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into between TILES Trust No. 2005-1 (“Party B”) and Morgan Stanley Capital Services Inc. (“Party A”) on the Trade Date specified below (the “Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the Agreement below.

The definitions and provisions (the “2000 Definitions”) contained in the 2000 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc. (“ISDA”)) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and this Confirmation, this Confirmation will govern.

1.             This Confirmation supplements, forms a part of, and is subject to, the 1992 ISDA Master Agreement (Multicurrency-Cross Border) dated as of January 6, 2006, as amended and supplemented from time to time (the "Agreement"), between you and us. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

2.	The terms of the Transaction to which this Confirmation relates are as follows:
Trade Date:	December 21, 2005

Effective Date:	February 1, 2007

Termination Date:	August 1, 2007

Notional Amount:	$20,000,000

Business Days:	New York and Chicago

Business Day Convention:	Following

Calculation Agent:	Party A

Calculation Conventions:	Intermediate calculations rounded to five decimal places; coupon rounded to three decimal places.
I. Floating Amounts:

Floating Rate Payer:	Party A

1

MORGAN STANLEY

Party A Floating Rate Option:	The Forward Rate (as defined below) as determined on a Reset Date occurring on the Effective Date.

Forward Rate:

The excess, if any, of (i) 7.65% per annum over (ii) the Ten Year Constant Maturity Treasury index (the “Base Floating Rate”); provided, however, that if the rate in (ii) is a negative rate, the Forward Rate will be 7.65% per annum plus the lesser of (x) 0.35% per annum and (y) the absolute value of the amount (expressed as a rate per annum), if any, by which the rate for the relevant period is less than 0% per annum.

Spread:	Not applicable

Floating Rate Payer Payment Date:	The Termination Date

Party A Day Count Fraction:	30/360

Additional Fallback Provision:

If the Base Floating Rate for any Reset Date is not otherwise determined in accordance with the ISDA Definitions, the Base Floating Rate for such Reset Date will be determined by the Calculation Agent by taking the average of quotes received from five independent dealers selected at the discretion of the Calculation Agent, using the most recently available definition of the Base Floating Rate published by the Federal Reserve Board.

II. Fixed Amounts:

Fixed Amount Payer:	Party B

Fixed Rate:	USD 274,000

Fixed Amount Payment Date:	January 6, 2006

2

MORGAN STANLEY

3.            Payments Suspensions. If any payment with respect to the Underlying Securities is not received by Party B by 12 noon (New York City time) on a Party B Payment Date, Party B will not be obligated to pay Party A until the next Business Day that Party B is in receipt of proceeds of such payment prior to 12 noon (without interest unless Paragraph 4 applies). In that circumstance, Party A will have the right to suspend is payments (without interest unless Paragraph 4 applies) until it receives the amounts due to it. If there is a Security Default on the Underlying Securities, then all obligations of both parties hereunder shall be reinstated subject to the other provisions of this Agreement.

4.            Deferral of Payments. If the Underlying Security Issuer has deferred payments of interest on the Underlying Securities, Party A’s and Party B’s payments will also be deferred. During a deferral period with respect to the Underlying Securities, payments by each party will continue to accrue at the applicable Fixed Rate (in the case of Party B) or Floating Rate Option plus Spread (in the case of Party A) for the relevant period. However, in the case of Party A no compounding will occur; i.e., deferred payments by Party A will not bear interest. At the conclusion of a deferral period, (i) Party A will pay to Party B its deferred payments, and (ii) Party B will pay to Party A its deferred payments plus any interest received by Party B under the Underlying Securities in respect of the deferred payments on the Underlying Securities that correspond to Party B’s deferred payments.

5.             Additional Definitions. Capitalized terms used but not defined herein, in the 2000 Definitions or in the Agreement shall have the meanings set forth in the Trust Agreement for Party B.

6.             Assignment. Notwithstanding Section 7 of the Agreement, Party B may elect at any time, without the consent of Party A, to assign its rights under this Transaction to a substitute counterparty selected by the Selling Agent upon the request of the Trustee acting at the direction of the Unitholders, provided that (i) S&P confirms that such assignment would not cause it to reduce, qualify or withdraw its rating of the Units and (ii) the Trustee receives an opinion of counsel that such assignment would not cause the Trust to fail to satisfy the requirements of Rule 3a-7 under the Investment Company Act..

7.	Account Details.
Payments to Party A:		As per standard settlement instructions
Operations Contact:
Payments to Party B:		LaSalle Bank, Chicago, Illinois ABA No. 071 000 505 Reference: TILES 2005-1 LaSalle CHGO / CTR / BNF: / LASALLE TRUST A/C# 723313.1
Operations Contact:

3

MORGAN STANLEY

Please confirm that the foregoing correctly sets forth the terms of our agreement MS Reference Number SQ99B by executing this Confirmation and returning it to us.

Best Regards,

MORGAN STANLEY CAPITAL SERVICES INC.

BY: /s/ John Kehoe

Name:	John Kehoe
Title:	Vice President

TILES TRUST NO. 2005-1

BY: LaSalle Bank National Association,

solely as Trustee and not in its individual capacity.

BY: /s/ Andy Streepey

Name:	Andy Streepey
Title:	Assistant Vice President